Exhibit 10.1

DATED AS OF JUNE 16, 2025

SMARTSTOP OP, L.P.,

SMARTSTOP SELF STORAGE REIT, INC.

and

COMPUTERSHARE TRUST COMPANY OF CANADA

TRUST INDENTURE

TABLE OF CONTENTS

ARTICLE 1 INTERPRETATION		1
1.1	Definitions	1
1.2	Meaning of “outstanding” for Certain Purposes	11
1.3	Interpretation not Affected by Headings, etc.	11
1.4	Statute References	11
1.5	Currency	12
1.6	Computation of Time and Not a Business Day	12
1.7	Invalidity of Provisions	12
1.8	Governing Law	12
1.9	Calculations	12
1.10	No Conflict with Series Supplements	13
ARTICLE 2 THE DEBT SECURITIES		13
2.1	Limitation on Issue and Designation	13
2.2	Issuance in Series	13
2.3	Forms of Debt Securities	15
2.4	Debt Securities to Rank Equally	16
2.5	Execution	16
2.6	Countersignature by Indenture Trustee	16
2.7	Concerning Interest	17
2.8	Payment of Interest in respect of Debt Securities	18
2.9	Payments of Amounts Due on Maturity	18
2.10	Payment Agreements for Debt Securities	19
2.11	Surrender for Cancellation	19
2.12	Right to Receive Indenture	19
ARTICLE 3 REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP OF DEBT SECURITIES		20
3.1	Registered Debt Securities	20
3.2	Transferee Entitled to Registration	20
3.3	Closing of Registers	21
3.4	Exchange of Debt Securities	21
3.5	Registers Open for Inspection	22
3.6	Ownership of Debt Securities	23
3.7	Replacement of Debt Securities	23

-i-

3.8	Record of Payment	24
3.9	Book-Entry Debt Securities	24
ARTICLE 4 REDEMPTION AND PURCHASE FOR CANCELLATION OF DEBT SECURITIES		24
4.1	Redemption of Debt Securities	24
4.2	Places of Payment	24
4.3	Partial Redemption of Debt Securities	25
4.4	Notice of Redemption	26
4.5	Debt Securities Due on Redemption Dates	26
4.6	Deposit of Redemption Money	27
4.7	Purchase of Debt Securities for Cancellation	28
4.8	Cancellation of Debt Securities	28
ARTICLE 5 COVENANTS OF THE PARTNERSHIP AND PARENT		28
5.1	General Covenants	28
5.2	Not to Extend Time for Payment of Principal or Interest	31
5.3	Parent Operations	31
5.4	Indenture Trustee may Perform Covenants	31
5.5	Maintenance of Office or Agency	31
ARTICLE 6 DEFAULT AND ENFORCEMENT		32
6.1	Events of Default	32
6.2	Notice of Events of Default	34
6.3	Acceleration on Default	34
6.4	Waiver of Default	35
6.5	Enforcement by the Indenture Trustee	35
6.6	Debtholders May Not Sue	36
6.7	Application of Money	37
6.8	Distribution of Proceeds	38
6.9	No Recourse	39
6.10	Persons Dealing with Indenture Trustee	39
6.11	Remedies Cumulative	39
6.12	Judgment Against the Partnership	40
ARTICLE 7 SATISFACTION AND DISCHARGE		40
7.1	Cancellation	40
7.2	Release from Covenants	40
7.3	Failure to Surrender Debt Securities	41

-ii-

7.4	Repayment of Unclaimed Money	41
7.5	Defeasance	41
ARTICLE 8 MEETINGS OF DEBTHOLDERS		44
8.1	Right to Convene Meetings	44
8.2	Notice	45
8.3	Chair	45
8.4	Quorum	45
8.5	Power to Adjourn	46
8.6	Voting	46
8.7	Show of Hands	46
8.8	Poll	46
8.9	Powers Exercisable by Extraordinary Resolution	46
8.10	Signed Instruments	49
8.11	Binding Effect of Resolutions	49
8.12	Powers Cumulative	49
8.13	Minutes	50
8.14	Partnership and Indenture Trustee May Be Represented	50
8.15	Evidence of Rights of Debtholders	50
8.16	Regulations	50
ARTICLE 9 SUCCESSORS TO THE PARTNERSHIP OR THE PARENT		51
9.1	Restrictions on the Partnership’s Amalgamation, Merger and Sale of Certain Assets	51
9.2	Vesting of Powers in Partnership’s Successor	52
9.3	Restrictions on the Parent’s Amalgamation, Merger and Sale of Certain Assets	53
ARTICLE 10 THE INDENTURE TRUSTEE		53
10.1	Duties of Indenture Trustee	53
10.2	No Conflict of Interest	54
10.3	Reliance upon Evidence of Compliance	54
10.4	Employing Agents	55
10.5	Indenture Trustee May Deal in Debt Securities	55
10.6	Indenture Trustee Not required to Give Security	56
10.7	Action by Indenture Trustee to Protect Interests	56
10.8	Protection of Indenture Trustee	56
10.9	Force Majeure	57
10.10	Privacy	57

-iii-

10.11	Investment of Trust Money	58
10.12	Resignation or Removal of Indenture Trustee	59
10.13	Authority to Carry on Business	60
10.14	General Provisions as to Certificates	60
10.15	Conditions Precedent to Indenture Trustee’s Obligation to Act	61
ARTICLE 11 ACCEPTANCE OF TRUSTS BY INDENTURE TRUSTEE		62
11.1	Acceptance of Trusts	62
ARTICLE 12 CHANGE OF CONTROL		62
12.1	Change of Control	62
12.2	Notice	63
12.3	Payment	63
12.4	Cancellation of Debt Securities	63
ARTICLE 13 SUPPLEMENTAL INDENTURES		64
13.1	Supplemental Indentures	64
ARTICLE 14 GUARANTEES		65
14.1	Issuance of Guarantees	65
ARTICLE 15 NOTICES		67
15.1	Notice to the Partnership	67
15.2	Notice to Debtholders	67
15.3	Notice to the Indenture Trustee	68
ARTICLE 16 GENERAL		68
16.1	Counterparts and Formal Date	68
16.2	Governing Law	69
16.3	Consent to Jurisdiction and Service of Process	69
16.4	Language of Indenture	69
16.5	Anti-money Laundering	69
16.6	Third Party Interests	70
16.7	SEC Compliance	70

SCHEDULE A APPROVED BANKS

-iv-

THIS TRUST INDENTURE made as of June 16, 2025.

AMONG:

SMARTSTOP OP, L.P., a limited partnership existing under the laws of Delaware (the “Partnership”)

- and -

SMARTSTOP SELF STORAGE REIT, INC., a corporation existing under the laws of Maryland (the “Parent”)

- and -

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company existing under the laws of Canada (the “Indenture Trustee”)

RECITALS:

A.	WHEREAS the Partnership considers it desirable for its purposes to create and issue Debt Securities from time to time in the manner provided in this Indenture.

B.	AND WHEREAS the foregoing recital is made as a representation and statement of fact by the Partnership and not by the Indenture Trustee.

NOW THEREFORE THIS INDENTURE WITNESSES and it is hereby covenanted, agreed and declared as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

In this Indenture and the Debt Securities, the following terms have the following meanings.

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent” has the meaning attributed to it in Section 16.3.

“Approved Bank” has the meaning attributed to it in Section 10.11.

“Authorized Agent” has the meaning attributed to it in Section 16.3.

“Authorized Investments” has the meaning attributed to it in Section 10.11.

“Authorized Officer” of the Partnership GP means any of the President, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Executive Vice President, General Counsel and Corporate Secretary, and any other officer or officers of the Partnership GP designated in writing by or pursuant to the authority of the Partnership GP’s board of directors as an Authorized Officer.

“Business Day” means any day, other than Saturday, Sunday, any statutory holiday in Toronto, Ontario or any day on which the Indenture Trustee is closed for business in Toronto, Ontario.

“Capital Lease Obligation” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. All obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the effectiveness of FASB ASC 842 shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purpose of this Indenture (whether or not such obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with FASB ASC 842 (on a prospective or retroactive basis or otherwise) to be treated as capital leases in the financial statements of such Person.

“CDS” means CDS Clearing and Depository Services Inc., and its successors.

“Change of Control” means a transaction (including an amalgamation, merger, sale of assets or similar transaction) the result of which is that (i) any Person, or group of Persons acting jointly or in concert, shall own (beneficially or otherwise) more than 50%, directly or indirectly, of the total voting power attached to all classes of the outstanding Voting Shares of the Parent; (ii) the Parent shall cease to either be the sole general partner of the Partnership, or wholly own and control the sole general partner of the Partnership; (iii) the Parent or one or more of its Affiliates prior to any such transaction shall cease to own, directly or indirectly, greater than 50% of the Equity Interests of the Partnership; (iv) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent cease to be composed of individuals (a) who were members of that board or equivalent governing body on the first day of such period (the “Incumbent Board”), (b) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (a) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (c) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (a) and (b) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; provided, however, that any individual who becomes a member of the board of directors subsequent to the date of this Indenture whose election, or nomination for election by the Parent stockholders, was approved by a vote of at least a majority of those individuals who are members of the board of directors and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; or the Parent or the Partnership is liquidated, wound-up or dissolved.

“Change of Control Notice” has the meaning attributed to it in Section 12.1(2).

“Change of Control Offer” has the meaning attributed to it in Section 12.1(1).

“Change of Control Payment Date” has the meaning attributed to it in Section 12.1(2).

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Corporate Trust Office” means the office of the Indenture Trustee at which at any particular time its corporate trust business shall be principally administered, which offices at the date of execution of this Indenture are located at the Indenture Trustee’s principal office, Computershare Trust Company of Canada, 100 University Avenue, 8th Floor, Toronto, ON M5J 2Y1, Toronto, Ontario, Attention: General Manager, Corporate Trust.

“Counsel” means a barrister or solicitor or firm of barristers and solicitors retained by the Indenture Trustee or Debtholders, or the Partnership (who may be counsel to the Partnership).

“DBRS” means Morningstar DBRS group of companies, including DBRS Inc., or any successor to the rating agency business thereof.

“Debt Account” means the account or accounts maintained by and subject to the control of the Indenture Trustee for each series of Debt Securities pursuant to Section 2.9.

“Debt Securities” means the senior unsecured debt securities of the Partnership issued and certified from time to time pursuant to this Indenture either in bearer form, registered form or registered as to principal only and includes Global Debt Securities and Registered Debt Securities.

“Debtholders” or “holders” means the Persons for the time being entered in the Register as registered holders of Debt Securities and the Persons for the time being in possession of those Debt Securities which are in bearer form.

“Debtholders’ Request” means, in respect of a particular series of Debt Securities, an instrument signed in one or more counterparts by the holder or holders of not less than 25% of the aggregate principal amount of the outstanding Debt Securities of such series or, in respect of all Debt Securities, an instrument signed in one or more counterparts by the holders of not less than 25% of the aggregate principal amount of all outstanding Debt Securities, in each case requesting the Indenture Trustee to take the action or proceeding specified therein.

“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

“Equity Interests” means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or non-voting, participating or non-participating, including common stock, preferred stock or any other equity security.

“Equity Percentage” means the aggregate ownership percentage of the Parent, or its Subsidiary, in each non-wholly owned Subsidiary, Affiliate or other Person (other than a Person whose stock is traded on a national trading exchange) in whom such Person holds a voting equity or ownership interest, which shall be calculated as the Parent’s or such Subsidiary’s nominal capital ownership interest in the non-wholly owned Subsidiary, Affiliate or other Person (other than a Person whose stock is traded on a national trading exchange) in whom such Person holds a voting equity or ownership interest, as set forth in such non-wholly owned Subsidiary’s, Affiliate’s or other Persons’ organizational documents.

“Event of Default” means, in respect of a series of Debt Securities, the events listed in Section 6.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Extraordinary Resolution” means, for any series of Debt Securities, a resolution passed as an Extraordinary Resolution by the affirmative votes of the holders of not less than 66 2/3%, or in the case of Section 8.9(2), 75%, of the outstanding aggregate principal amount of such series of Debt Securities represented and voting on a poll at a meeting of Debtholders of such series duly convened and held in accordance with the provisions of this Indenture, or an instrument in writing signed in accordance with Section 8.10.

“Fitch” means Fitch Ratings, Inc. or any successor to the rating agency business thereof.

“GAAP” means, as at any date of determination, generally accepted accounting principles as in effect from time to time in the United States of America.

“Global Debt Securities” means Debt Securities represented in the form of fully registered global Debt Securities held by, or on behalf of, CDS.

“Guarantee” means an unconditional guarantee of Debt Securities provided by a Guarantor pursuant to the terms of this Trust Indenture or a Supplemental Indenture, as applicable.

“Guarantor” has the meaning attributed to it in Section 14.1(1).

“Higher Threshold Action” has the meaning attributed to it in Section 8.9(2).

“Indebtedness” of any Person means (without duplication), (i) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind; (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, including mandatorily redeemable preferred stock; (iii) all obligations of such Person upon which interest charges are customarily paid; (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person; (v) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business); (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed; (vii) all guarantees by such Person of Indebtedness of others (other than non-recourse carve-out guarantees until such time as a claim has been filed for breach thereof); (viii) all Capital Lease Obligations of such Person, (ix) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty; and (x) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefore as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Indebtedness shall be calculated on a consolidated basis in accordance with GAAP, unless otherwise indicated herein, and including (without duplication), as applicable, the Equity Percentage of Indebtedness for the Parent’s or the Partnership’s non-wholly owned Subsidiaries.

“Indenture Trustee” means Computershare Trust Company of Canada in its capacity as Indenture Trustee under this Indenture and its successors and permitted assigns in such capacity.

“Interest Payment Date” means, for each series of interest-bearing Debt Securities, any date on which interest is payable thereon in accordance with the terms of such Debt Security.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s, BBB- (or the equivalent) by S&P, BBB (low) (or the equivalent) by DBRS, or BBB- (or the equivalent) by Fitch or the equivalent investment grade credit rating from any other Specified Rating Agency.

“Lien” means any security interest, encumbrance, lien, hypothec, mortgage, pledge, charge or any other arrangement (including a deposit arrangement) or condition that in substance secures payment or performance of an obligation.

“Material Subsidiary” at any date means any Subsidiary of the Partnership which constitutes, or any group of Subsidiaries that, taken together, would constitute, more than 10% of Tangible Net Worth calculated as at such date.

“Moody’s” means Moody’s Investors Service Inc. or any successor to the rating agency business thereof.

“Non-Recourse Indebtedness” means any Indebtedness of a Subsidiary of the Partnership (i) which is a single purpose company or (ii) whose principal assets and business are constituted by a particular project and, in each case, pursuant to the terms of such Indebtedness payment is to be made from the revenues arising out of such single purpose company or project with recourse for such payment being available only to the revenues or the assets of such single purpose company or the project.

“Non-Canadian Parties” has the meaning attributed to it in Section 16.3

“Non-Recourse Party” has the meaning given to it in Section 6.9.

“Other Guarantor” means any Subsidiary of the Partnership that has provided an unconditional guarantee of the Debt Securities of such series pursuant to the terms of a Supplemental Indenture to which it is a party and that is identified in such Supplemental Indenture as a “Subsidiary Guarantor”, until such Subsidiary is released from its obligations under such unconditional guarantee according to the terms of such Supplemental Indenture.

“Parent” means SmartStop Self Storage REIT, Inc.

“Partnership” means, in addition to SmartStop OP, L.P., any successor of SmartStop OP, L.P., which has complied with the provisions of Article 9.

“Partnership GP” means SmartStop Self Storage REIT, Inc. and any successor, in its capacity as sole general partner of the Partnership.

“Payout Securities” has the meaning attributed to it in Section 7.5(2).

“Permitted Indebtedness” means:

(i)

Indebtedness of the Partnership owed to any of its Subsidiaries and Indebtedness of any Subsidiary of the Partnership owed to the Partnership and/or another of its Subsidiaries provided, however, that such Indebtedness will no longer be Permitted Indebtedness: (a) upon the subsequent transfer or other disposition by the Partnership or any of its Subsidiaries to any Person other than the Partnership or another of the Partnership’s Subsidiaries of such Indebtedness, to the amount of such Indebtedness that was so transferred or otherwise disposed of to such other Person; or (b) in the case of Indebtedness of the Partnership owed to any of its Subsidiaries, upon the subsequent issuance or disposition of common shares, trust units or partnership interests or units, as the case may be, of such Subsidiary (for purposes of this definition, “securities”) (including, without limitation, by consolidation, amalgamation or merger) which results in such Subsidiary ceasing to be a Subsidiary of the Partnership (and thereby for this purpose a “third party”), to the amount of such Indebtedness equal to the product obtained by multiplying the amount of such Indebtedness by the percentage of securities of the third party owned immediately after such issuance or disposition of such securities by Persons other than the Partnership or one of its Subsidiaries, and, in each case, such amount of such Indebtedness will be deemed for the purposes of any covenant contained in a Supplemental Indenture that excepts Permitted Indebtedness from its limitation or restriction on the amount of Indebtedness the Partnership may incur to have been incurred at the time of such transfer, issuance or disposition; and

(ii)

Indebtedness of the Partnership or any of its Subsidiaries (“Refinancing Indebtedness”) which is incurred, or the proceeds of which are used, to renew, extend, repay, redeem, purchase, refinance or refund from time to time in whole or in part (each a “Refinancing”) (including any subsequent Refinancing) any Indebtedness of the Partnership or any of its Subsidiaries (the “Original Indebtedness”) whether now existing, or incurred or assumed at a time when permitted pursuant to this Indenture; provided, however, that: (a) the amount of the Refinancing Indebtedness (or subsequent Refinancing Indebtedness) does not exceed the total amount paid by the Partnership to retire the Original Indebtedness or any prior Refinancing thereof (including any premium and all expenses incurred in connection therewith); and (b) in the case of a Refinancing of all or any part of particular series of Debt Securities, the Refinancing thereof ranks equally and rateably with (or subordinate in right of payment to) the debt securities of the Partnership (whether then existing or created at any time in future) (including any particular series of Debt Securities then remaining outstanding) or, if the Refinancing is subordinate in right of payment to the debt securities of the Partnership, any subsequent Refinancing is subordinate in right of payment to the debt securities of the Partnership (whether then existing or created at any time in the future).

“Person” means and includes individuals, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, pension funds, land trusts, business trusts or other organizations whether or not legal entities, and governments and agencies and political subdivisions thereof.

“place of payment” means, in relation to a series of Debt Securities, the place or places where the principal of (and Premium or other amounts, if any) and interest on Debt Securities of such series are payable as specified in the related Series Supplement or, if no place of payment is specified in such Series Supplement, the Corporate Trust Office of the Indenture Trustee located in the City of Toronto, Ontario.

“Premium” means, with reference to any Debt Security, the excess of the then applicable Redemption Price of such Debt Security over the principal amount of such Debt Security.

“Purchase Price” has the meaning attributed to it in Section 12.1.

“Rating” means, with respect to a Debt Security, a final rating (without reference to any outlook or trend), if any, assigned to such Debt Security by the Specified Rating Agency.

“Rating Event” in respect of a series of Debt Securities shall mean any of (A) the Rating of such series of Debt Securities is lowered to below an Investment Grade Rating by at least two of the Specified Rating Agencies if there are more than two Specified Rating Agencies or all of the Specified Rating Agencies if there are less than three Specified Rating Agencies (the “Required Threshold”) on any day within the 60-day period (which 60-day period will be extended so long as the Rating of Debt Securities of such series is under publicly announced consideration for a possible downgrade by such number of the Specified Rating Agencies which, together with Specified Rating Agencies which have already lowered their ratings on the Debt Securities of such series as aforesaid, would aggregate in number the Required Threshold, but only to the extent that, and for so long as, a Change of Control Triggering Event would result if such downgrade were to occur) after the earlier of (i) the occurrence of a Change of Control, and (ii) public notice of the occurrence of a Change of Control or of the Parent or the Partnership’s intention or agreement to effect a Change of Control, (B) the Rating of such series of Debt Securities by the Required Threshold is below an Investment Grade Rating upon the occurrence of a Change of Control and the Rating of such series of Debt Securities by the Required Threshold remains below an Investment Grade Rating 30 days after the occurrence of such Change of Control (which 30-day period will be extended so long as the Rating of Debt Securities of such series is under publicly announced consideration for a possible increase by such number of the Specified Rating Agencies which, together with the Specified Rating Agencies which have already increased their ratings on the Debt Securities of such series as aforesaid, would aggregate in number the Required Threshold), and (C) following the occurrence of a Change of Control, one or more of the Specified Rating Agencies cease to rate the Debt Securities of such series such that no Specified Rating Agency continues to rate such series of Debt Securities.

“Redemption Price” means, when used with respect to any series of Debt Securities to be redeemed, unless otherwise provided in a Series Supplement with respect to such Debt Securities, the price at which such Debt Security is to be redeemed pursuant to this Indenture.

“Register” means any register providing for the registration of Debt Securities which the Indenture Trustee is required to maintain pursuant to Section 3.1.

“Registered Debt Securities” means Debt Securities which are registered as to principal and interest, and include, as the context requires, Global Debt Securities.

“S&P” means Standard & Poor’s Global Ratings or any successor to the rating agency business thereof.

“SEC” means the U.S. Securities and Exchange Commission.

“Series Supplement” means, with respect to a series of Debt Securities, an indenture supplemental to this Indenture establishing the terms of such series, as such supplemental indenture may be amended, modified, supplemented, consolidated or restated from time to time, entered into in accordance with the terms of Section 13.1(1)(a).

“Specified Courts” has the meaning attributed to it in Section 16.3.

“Specified Rating Agencies” in respect of Debt Securities of a series means DBRS and, if a Rating of such series of Debt Securities is obtained from them, any of Moody’s, S&P or Fitch as long as, in each case, it has not ceased to rate such series of Debt Securities or failed to make a rating of such series of Debt Securities publicly available for reasons outside of the Partnership’s control; provided that if one or more of Moody’s, S&P, DBRS or Fitch ceases to rate such series of Debt Securities or fails to make a rating of such series of Debt Securities publicly available for reasons outside of the Partnership’s control, the Partnership may select any other “designated rating organization” within the meaning of National Instrument 44-101 – Short Form Prospectus Distributions as a replacement agency for such one or more of them, as the case may be; and “Specified Rating Agency” means any one of them.

“Specified Series” has the meaning attributed to it in Section 7.5(1).

“Stated Maturity”, when used with respect to any series of Debt Securities or any installment of interest thereon, means the date specified in such series of Debt Securities as the fixed date on which the principal of such series of Debt Securities or such installment of interest is due and payable.

“Subsidiary” means, in respect of a Person, any of the following: (a) any corporation of which securities, having by the terms thereof, ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time securities of any other class or classes of such corporation might have voting power by reason of the happening of any contingency, unless the contingency has occurred and then only for as long as it continues), are at the time directly, indirectly or beneficially owned or controlled by such Person or one or more of its Subsidiaries; (b) any partnership of which such Person or one or more of its Subsidiaries: (i) directly, indirectly or beneficially own or control more than 50% of he income, capital, beneficial or ownership interest (however designated) thereof; or (ii) is a general partner, in the case of a limited partnership, or is a partner that has the authority to bind the partnership in all other cases; and (c) any other Person of which at least a majority of the income, capital, beneficial or ownership interest (however designated) is at the time directly, indirectly or beneficially owned or controlled by such Person or one or more of its Subsidiaries.

“Successor” means the entity, including, if required in the case of a joint venture, the parties to such joint venture, formed by the consolidation or amalgamation or into which the Partnership or the Parent, as applicable, is merged or the entity which acquires by operation of law or by conveyance or by transfer the assets of the Partnership or the Parent, as applicable, substantially as an entirety.

“Supplemental Indenture” means an indenture supplemental to this Indenture (including, but not limited to, any Series Supplement) entered into in accordance with the terms of Article 13.

“Surviving Provisions” means, with respect to any defeasance of a Specified Series pursuant to Section 7.5(1), (i) the rights of holders of such Specified Series to receive solely from the trust fund described in subsection 7.5(1)(a) and as more fully set forth in such subsection, payments in respect of the principal of (and Premium, if any) and interest on such Specified Series when such payments are due, (ii) the provisions of Section 7.5, (iii) the Partnership’s obligations with respect to such Specified Series under Sections 2.10, 2.11, 3.1, 3.2, 3.4, 3.5, 3.6, 3.7, and 5.5 (iv) the rights, powers, trusts, duties and immunities of the Indenture Trustee hereunder and the Partnership’s obligations in connection therewith, including the Partnership’s obligations relating to the indemnification and remuneration of the Indenture Trustee.

“Tangible Net Worth” means, with respect to any Person, as of any date of calculation, total assets (without deduction for accumulated depreciation or amortization related to the purchase price allocation of lease intangibles) less (1) all intangible assets and (2) all liabilities (including contingent and indirect liabilities), in each case, of such Person as of such date, all determined in accordance with GAAP, unless otherwise indicated in this definition. The term “intangible assets” shall include, without limitation, (i) deferred charges, and (ii) the aggregate of all amounts appearing on the assets side of any such balance sheet for franchises, licenses, permits, patents, patent applications, copyrights, trademarks, trade names, goodwill, treasury stock, experimental or organizational expenses, straight-line rent accruals and other like intangibles (other than amounts related to the purchase price of a real property which are allocated to lease intangibles). The term “liabilities” shall include, without limitation, (i) Indebtedness secured by Liens on property of the Person with respect to which Tangible Net Worth is being computed whether or not such Person is liable for the payment thereof, (ii) deferred liabilities, and (iii) Capital Lease Obligations, but shall exclude all amounts for real property acquisition costs which have been allocated to lease intangibles or liabilities associated with the GAAP carrying value of the contingent earnout liability. Tangible Net Worth shall be calculated on a consolidated basis in accordance with GAAP, unless otherwise indicated in this definition.

“this Indenture”, “this Trust Indenture”, “hereto”, “hereby”, “hereunder”, “hereof”, “herein” and similar expressions refer to this indenture and not to any particular Article, Section, subsection, paragraph, clause or other portion of this Indenture, and include any and every Supplemental Indenture applicable to a particular Debt Securities, as the context requires.

“Voting Shares” means, with respect to any specified Person as of any date, the shares of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether at the time stock or securities of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

“Written Order”, “Written Direction” or “Certificate” means a written order, request, consent, direction, certificate or other document signed in the name and on behalf of the Partnership by one of the Authorized Officers of the Partnership GP.

Words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine gender and vice versa.

1.2	Meaning of “outstanding” for Certain Purposes

Every Debt Security issued, certified and delivered in accordance with this Indenture will be deemed to be outstanding until it is cancelled or delivered to the Indenture Trustee for cancellation, or a new Debt Security is issued in substitution for it pursuant to Section 3.7, or money for the payment of the Debt Security is set aside pursuant to Article 7, provided that:

(1)

where a new Debt Security has been issued in substitution for a Debt Security which has been mutilated, lost, stolen or destroyed, only the new Debt Security will be counted for the purpose of determining the aggregate principal amount of Debt Securities outstanding;

(2)

Debt Securities which have been partially redeemed or purchased will be deemed to be outstanding only to the extent of the unredeemed or unpurchased part of the principal amount of such Debt Securities; and

(3)

for the purpose of any provision of this Indenture entitling Debtholders to vote, sign consents, requests or other instruments, or take other action under this Indenture, Debt Securities owned directly or indirectly, legally or equitably by the Partnership or any of its Subsidiaries or Affiliates will be disregarded, except that:

(a)

for the purpose of determining whether the Indenture Trustee will be protected in relying on any such vote, consent, request or other instrument or other action, only Debt Securities of which the Indenture Trustee has received a Certificate of the Partnership that they are so owned, will be so disregarded; and

(b)

Debt Securities so owned which have been pledged in good faith other than to the Partnership or any of its Subsidiaries or Affiliates will not be so disregarded if the pledgee establishes, to the satisfaction of the Indenture Trustee, the pledgee’s right to vote such Debt Securities in its discretion free from the control of the Partnership or of any of its Subsidiaries or Affiliates.

1.3	Interpretation not Affected by Headings, etc.

The division of this Indenture into Articles, Sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Indenture.

1.4	Statute References

Except as otherwise set forth herein, any reference in this Indenture to a statute is deemed to be a reference to such statute as amended, re-enacted or replaced from time to time.

1.5	Currency

Any reference in this Indenture to “dollars” or “$” is deemed to be a reference to Canadian dollars and all references to “U.S. dollars” or “US$” are to United States dollars. Unless expressly provided to the contrary in this Indenture or otherwise expressly provided in the Series Supplement in respect of a series of Debt Securities, all payments to be made hereunder and in respect of any series of Debt Securities shall be made in Canadian dollars.

1.6	Computation of Time and Not a Business Day

Except as otherwise set forth herein:

(1)

Whenever any payment to be made hereunder shall be due, any period of time would begin or end, any calculation is to be made or any other action is to be taken on, or as of, or from a period ending on, a day which is not a Business Day, then such action will be required to be taken, such period of time shall begin or end and such calculation shall be made, as the case may be, unless otherwise specifically provided herein, on or as of the requisite time on the next succeeding Business Day thereafter without any additional interest, cost or charge to the Partnership.

(2)	Any reference to time in this Indenture is to local time in Toronto, Ontario.

1.7	Invalidity of Provisions

Each provision in this Indenture or in a Debt Security is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction will not affect the validity or enforceability of any other provision hereof or thereof.

1.8	Governing Law

This Indenture and the Debt Securities are governed by and will be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and will be treated in all respects as Ontario contracts.

1.9	Calculations

The Partnership shall be responsible for making all calculations called for hereunder. The Partnership shall make such calculations in good faith and, absent manifest error, the Partnership’s calculations shall be final and binding on holders and the Indenture Trustee. The Partnership will provide a schedule of its calculations to the Indenture Trustee and the Indenture Trustee shall be entitled to rely conclusively on the accuracy of such calculations without independent verification. For the purposes of a calculation requiring that an amount be denominated in a currency other than the stated currency, the U.S. dollar or Canadian Dollar equivalent of such currency shall be calculated based on the relevant Bank of Canada daily exchange rate in effect on the Business Day prior to the date such calculation is made.

1.10	No Conflict with Series Supplements

The terms and provisions of a Series Supplement for any particular series of Debt Securities may eliminate, modify, amend or add to any of the terms and provisions of this Indenture, but solely as applied to such series. The insertion of the phrase “in any Series Supplement”, “unless otherwise provided in the related Series Supplement” or similar phrases in this Indenture, or the absence of any such phrase, shall not limit the scope of or otherwise affect the preceding sentence or Section 2.2. For greater certainty, if a term or provision contained in this Indenture shall conflict or be inconsistent with a term or provision of any such Series Supplement, such Series Supplement shall govern with respect to the series of Debt Securities to which it relates; provided, however, that the terms and provisions of such Series Supplement may eliminate, modify, amend or add to the terms and provisions of this Indenture solely as applied to such series of Debt Securities.

ARTICLE 2

THE DEBT SECURITIES

2.1	Limitation on Issue and Designation

The aggregate principal amount of Debt Securities which may be authorized, issued and certified under this Indenture will be unlimited; provided, however that the Debt Securities may be issued under this Indenture only upon the terms and subject to the conditions in this Indenture. The Debt Securities may be issued in one or more series as provided in this Indenture.

2.2	Issuance in Series

(1)

Subject to Section 2.1, Debt Securities may be issued in one or more series pursuant to this Indenture and Supplemental Indentures delivered in accordance with the terms of this Indenture. The Debt Securities of each series (a) will have such designation, (b) may be subject to a limitation of the maximum principal amount authorized for issuance, (c) will be issued in such denominations, (d) may be purchased and payable as to principal, Premium (if any) and interest at such place or places and in such currency or currencies, (e) will bear such date or dates and mature on such date or dates, (f) will indicate the portion (if less than all of the principal amount) of such Debt Securities to be payable on declaration of acceleration of maturity, (g) will bear interest at such rate or rates (which may be fixed or variable) payable on such date or dates, (h) may provide for record dates for interest payable on Registered Debt Securities, (i) may contain mandatory or optional redemption or sinking fund provisions, including the period or periods within which, the price or prices at which and the terms and conditions upon which the Debt Securities may be redeemed or purchased at the option of the Partnership or otherwise, (j) may contain conversion or exchange terms, (k) may be issued at par or at a percentage of the principal amount thereof and, if so provided in this Indenture or in a Supplemental Indenture applicable thereto, may be redeemed at par or a percentage of the principal amount thereof (with or without a Premium), (l) may be issued in registered form or bearer form or both and, if issuable in bearer form, the restrictions as to the offer, sale and delivery of the Debt Securities in bearer form and as to exchanges between registered and bearer form, (m) may be issuable in the form of one or more registered global securities and, if so, will identify the depositary for such registered global securities, (n) will contain each office or agency at which the principal of, Premium (if any) and interest on the Debt Securities will be payable, and each office or agency at which the Debt Securities may be presented for registration of transfer or exchange, (o) may contain covenants and events of default in addition to the Events of Default set forth herein, and (p) may contain such other provisions, not inconsistent with the provisions of this Indenture, as may be determined by resolution of the board of directors of the Partnership GP, on behalf of the Partnership, passed at or before the time of the issue of the Debt Securities of such series and such other provisions (to the extent as the Partnership may deem appropriate) as are contained in the Debt Securities of such series. The execution by the Partnership of the Debt Securities of such series and the delivery thereof to the Indenture Trustee for certification will be conclusive evidence of the inclusion of the provisions authorized by this Section 2.2(1).

(2)

Before the issuance of any series of Debt Securities, the Partnership, will execute and deliver to the Indenture Trustee a Series Supplement for the purpose of establishing the terms of such Debt Securities and the forms and denominations in which they may be issued. In addition, before the issuance of any series of Debt Securities, the Partnership will deliver to the Indenture Trustee a certified resolution of the board of directors of the Partnership GP, on behalf of the Partnership, authorizing the issuance of such Debt Securities. The Indenture Trustee will execute and deliver each Series Supplement pursuant to Article 13.

(3)

Whenever any series of Debt Securities has been authorized, Debt Securities in such series may from time to time be executed by the Partnership and delivered to the Indenture Trustee and, subject to Section 2.2(4), will be certified and delivered by the Indenture Trustee to or to the order of the Partnership upon receipt by the Indenture Trustee of:

(a)	a certified resolution of the board of directors of the Partnership GP, on behalf of the Partnership, authorizing the issuance of a specified principal amount of Debt Securities of such series;

(b)

a Certificate to the effect that there is no existing Event of Default or Default and the Partnership has complied with all other conditions of this Indenture in connection with the issue of such series;

(c)	a Written Order for the certification and delivery of such series of Debt Securities specifying the principal amount of the Debt Securities to be certified and delivered; and

(d)

an opinion of Counsel to the Partnership addressed to the Indenture Trustee to the effect that the issuance of the Debt Securities of such series has been duly authorized, that all conditions in this Section 2.2(3) have been complied with and that such Debt Securities have been duly executed and delivered by the Partnership.

(4)

No Debt Securities will be certified or delivered under this Indenture if an Event of Default has occurred under Sections 6.1(6), 6.1(7) or 6.1(8) or a declaration has been made by the Indenture Trustee under Section 6.3, unless it has been waived in accordance with Section 6.4.

2.3	Forms of Debt Securities

(1)

The Debt Securities of any series may be of different denominations and may contain such variations of tenor and effect, not inconsistent with the provisions of this Indenture, as are incidental to such differences of denomination and form, including variations in the provisions for the exchange of Debt Securities of different denominations or forms and in the provisions for the registration or transfer of Debt Securities and, subject to the provisions of any series of Debt Securities, may consist of Debt Securities having different dates of issue, different dates of maturity, different interest payment dates, different rates of interest and/or different redemption terms (if any), than are the case for any other series of Debt Securities.

(2)

The Debt Securities will be dated as of the date of the Series Supplement relating to such Debt Securities (regardless of the actual dates of their issue and the execution of this Indenture and such Supplemental Indenture shall not evidence the issuance of such Debt Securities) and will bear such legends and distinguishing letters and numbers as the Partnership, with the approval of the Indenture Trustee, may prescribe and will be issuable in any whole number denomination.

(3)

Subject to Section 2.3(1) and to any limitation as to the maximum principal amount of Debt Securities of any particular series, any Debt Securities may be issued as part of any series of Debt Securities previously issued, in which case they will bear the same designation and designating letters as those applied to such similar previous issue and will be numbered consecutively upwards in respect of such denominations of Debt Securities in like manner and following the numbers of the Debt Securities of such previous issue.

(4)

All series of Debt Securities which may at any time be issued under this Indenture and the certificate of the Indenture Trustee endorsed on such Debt Securities shall be in English and may be in the form or forms provided in any Series Supplement or in such other language or languages and in such form or forms as the board of directors of the Partnership GP, on behalf of the Partnership, by resolution determines at the time of first issue of any series or part of a series of such Debt Securities, as approved by the Indenture Trustee, the approval of which will be conclusively evidenced by its certification of the Debt Securities.

(5)

The Debt Securities may be typed, engraved, printed, lithographed or reproduced in a different form, or partly in one form and partly in another, as the Partnership, with the approval of the Indenture Trustee, may determine. The execution of any such Debt Securities by the Partnership and the certification by the Indenture Trustee of any such Debt Securities will be conclusive evidence that such Debt Securities are Debt Securities authorized by this Indenture.

2.4	Debt Securities to Rank Equally

The Debt Securities will be direct senior unsecured obligations of the Partnership and will rank equally and rateably with all other Debt Securities, regardless of their actual date or terms of issue, and with all other present and future unsecured and unsubordinated Indebtedness of the Partnership, except to the extent prescribed by law.

2.5	Execution

The Debt Securities will be executed on behalf of the Partnership by an Authorized Officer of the Partnership GP or such other officer as may be designated by the Partnership GP. The signature of such proper officers on the Debt Securities may be manual or mechanically reproduced in facsimile or electronic form. Debt Securities bearing facsimile or electronic signatures will be binding upon the Partnership as if they had been manually signed at the time such facsimile or electronic signature is reproduced. The Partnership will from time to time execute and deliver Debt Securities to the Indenture Trustee. Debt Securities bearing the manual, facsimile or electronic signature of an individual who was at the time of execution a proper officer of the Partnership GP will be valid and binding even though that individual has ceased to hold such office before the certification and delivery of such Debt Securities.

2.6	Countersignature by Indenture Trustee

(1)

Subject to the terms and conditions in this Indenture, the Indenture Trustee, from time to time upon receipt by the Indenture Trustee of a Written Order, will certify and make available Debt Securities in the manner specified in the Written Order.

(2)

No Debt Security will be entitled to any right or benefit under this Indenture or be valid or obligatory for any purpose unless it has been certified by or on behalf of the Indenture Trustee substantially in the form provided for in the relevant Series Supplement. Such certification upon any Debt Security will be conclusive evidence that such Debt Security has been duly certified, issued and delivered.

(3)

The certificate by or on behalf of the Indenture Trustee will not be construed as a representation or warranty of the Indenture Trustee as to the validity of this Indenture or of a Debt Security or its issuance (except the due certification thereof by the Indenture Trustee) or as to the performance by the Partnership of its obligations under this Indenture or the Debt Securities and the Indenture Trustee will be in no respect liable or answerable for the use made of the proceeds of such Debt Security. The certificate by or on behalf of the Indenture Trustee on Debt Securities issued under this Indenture will constitute a representation and warranty by the Indenture Trustee that such Debt Securities have been duly certified by and on behalf of the Indenture Trustee pursuant to the provisions of this Indenture.

2.7	Concerning Interest

(1)

Every Registered Debt Security, whether issued originally or in exchange or in substitution for previously issued Debt Securities, will bear interest from and including the later of (i) its date of issue and (ii) the last Interest Payment Date on which interest has been paid or made available for payment on the outstanding Debt Securities of the same series.

(2)

Subject to accrual of any interest on unpaid interest from time to time, interest on each Debt Security will cease to accrue from the earlier of (i) the maturity date of such Debt Security and (ii) if such Debt Security is called for redemption, the date fixed for redemption; unless, in each case, upon due presentation and surrender of such Debt Security for payment on or after the maturity date or the date fixed for redemption, as the case may be, such payment is improperly withheld or refused.

(3)

Except as may be provided in any Series Supplement for any series of Debt Securities, if the date for payment of any amount of principal or interest is not a Business Day at the place of payment, then payment will be made on the next Business Day and Debtholders will not be entitled to any further interest on such principal, or to any interest on such interest or other amount so payable in respect of the period from the date for payment to such next Business Day.

(4)

Wherever in this Indenture or the Debt Securities there is mention, in any context, of the payment of interest, such mention is deemed to include the payment of interest on amounts in default to the extent that, in such context, such interest is, was or would be payable pursuant to this Indenture or the Debt Securities, and express mention of interest on amounts in default in any of the provisions of this Indenture will not be construed as excluding such interest in those provisions of this Indenture where such express mention is not made.

(5)

Unless otherwise provided in a Series Supplement, wherever reference is made in this Indenture to a rate of interest “per annum” or a similar expression is used, the interest will be calculated on the basis of the actual number of days elapsed during the interest period and a calendar year of 365 or 366 days, as the case may be.

(6)

For the purposes of the Interest Act (Canada), whenever in this Indenture or any Debt Securities issued hereunder, interest at a specified rate is to be calculated on the basis of a period other than a full calendar year, the yearly rate of interest may be determined by multiplying the rate by a fraction, the numerator of which is the number of days in the calendar year in which the period for which interest at such rate is payable and the denominator of which is the number of days comprising such other basis.

2.8	Payment of Interest in respect of Debt Securities

Except as may be provided in any Series Supplement or in any series of Debt Securities, payment of interest due upon the principal amount of each interest-bearing Debt Security (except interest payable on maturity or redemption of a Debt Security which, at the option of the Partnership, may be paid upon presentation of such Debt Security for payment), will be made on the applicable Interest Payment Date in the following manner. The Partnership (either directly or through the Indenture Trustee or any agent of the Indenture Trustee), at least two Business Days before each Interest Payment Date, will forward or cause to be forwarded by prepaid ordinary mail (or in the event of mail service interruption, by such other means as the Indenture Trustee and the Partnership determine to be appropriate), a cheque for such interest (less any tax required by law to be deducted) payable to the holder of such Debt Security for the time being at the address appearing on the Register described in Article 3 unless otherwise directed in writing by the holder or, in the case of registered joint holders, payable to all such joint holders and addressed to one of them at the last address appearing in the applicable Register and negotiable at par at each of the places at which interest upon such Debt Securities is payable. The forwarding of such cheque will satisfy and discharge the liability for the interest on such Debt Securities to the extent of the sum represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque is not paid on presentation at any of the places at which such interest is payable. In the event of the non- receipt of such cheque by the applicable Debtholder or the loss, theft or destruction thereof, the Partnership, or, if the Partnership is paying through the Indenture Trustee, the Indenture Trustee, upon being furnished with evidence of such non-receipt, loss, theft or destruction and indemnity reasonably satisfactory to it, will issue or cause to be issued to such Debtholder a replacement cheque for the amount of such cheque.

Alternatively, in respect of all Global Debt Securities, or upon a written request to do so by a Debtholder holding at least $5 million aggregate principal amount (or such lesser amount as the Partnership may agree or as may be stated in a Series Supplement) of Debt Securities, the Partnership, at its option, or if the Partnership is paying through the Indenture Trustee, the Indenture Trustee, may cause the amount payable in respect of interest to be paid to such Debtholder by wire transfer settled on the day such interest payment is due to an account maintained by such Debtholder or any other method acceptable to the Partnership. If the Partnership is paying through the Indenture Trustee, the Indenture Trustee must be in receipt of the applicable amount of interest to be paid to such Debtholder, on the Business Day prior to the day such interest payment is due to such Debtholder.

2.9	Payments of Amounts Due on Maturity

Except as may otherwise be provided in any Series Supplement or in any series of Debt Securities, payments of amounts due upon maturity of the Debt Securities will be made in the following manner. The Partnership will fund a Debt Account for each series of Debt Securities. On or before 10:00 a.m. (Toronto time) on the Business Day before each maturity date for Debt Securities outstanding from time to time under this Indenture, the Partnership will deposit in the applicable Debt Account an amount sufficient to pay the amount payable in respect of such Debt Securities (less any tax required by law to be deducted). The Partnership (either directly or through the Indenture Trustee or any agent of the Indenture Trustee) will pay to each holder entitled to receive payment, the principal amount of and Premium (if any) on the Debt Security, upon surrender of the Debt Security at any branch of the Indenture Trustee designated for such purpose from time to time by the Partnership and the Indenture Trustee. The deposit or making available of such amounts to the applicable Debt Account will satisfy and discharge the liability of the Partnership for the Debt Security to which the deposit or making available of funds relates to the extent of the amount deposited or made available (plus the amount of any tax deducted as aforesaid) and such Debt Security will thereafter not be considered as outstanding under this Indenture and such holder will have no other right than to receive out of the money so deposited or made available the amount to which it is entitled. Failure to make a deposit or make funds available as required to be made pursuant to this Section 2.9 will constitute default in payment on the Debt Securities in respect of which the deposit or making available of funds was required to have been made.

Alternatively, in respect of all Global Debt Securities, the Partnership may, at its option, cause the amount payable on maturity as described in this Section 2.9 to be sent by wire transfer on the day such maturity payment is due to an account maintained by such Debtholder or any other method acceptable to the Partnership.

2.10	Payment Agreements for Debt Securities

Notwithstanding anything in this Indenture or any Debt Securities, the Partnership may enter into an agreement with the holder of a Registered Debt Security or with the Person for whom such holder is acting as nominee, providing for the payment to such holder of the principal of, and Premium (if any) and interest on such Debt Security at a place or places or in a manner other than the place or places or the manner specified in this Indenture or such Debt Security as the place or places for such payment, all (in the case of partial payments on Debt Securities) without presentation or surrender of the Debt Security or notation of payment thereon. The Partnership will provide a copy of such agreement to the Indenture Trustee before the next Interest Payment Date of any Debt Security to which such agreement relates. Any payment of the principal of, Premium (if any) and interest on any such Debt Security or other money payable under this Indenture at such other place or places or in such manner pursuant to such agreement, notwithstanding any other provision of this Indenture or the Debt Security, will be valid and binding on the Partnership, the Indenture Trustee and such Debtholder.

2.11	Surrender for Cancellation

If the principal amount due upon any Debt Security becomes payable by redemption or otherwise before the maturity date of such Debt Security, the Person presenting such Debt Security for payment must surrender the same. The Partnership will pay or cause to be paid the interest accrued and unpaid thereon to the date fixed for payment (and not later), unless such interest is not paid by the Partnership in accordance with this Indenture upon such surrender. Such interest will be computed on a per diem basis if the date fixed for payment is not an Interest Payment Date. For greater certainty, it is expressly declared that Section 7.1 will apply to such cancelled Debt Securities.

2.12	Right to Receive Indenture

Each Debtholder and each holder of a beneficial interest in a Debt Security is entitled to receive from the Partnership a copy of this Indenture (including the Series Supplements for each outstanding series of Debt Securities) on written request and upon payment of a reasonable copying charge. Notwithstanding the foregoing, the Partnership shall not be obligated to provide a copy of this Indenture to a Debtholder and each holder of a beneficial interest in a Debt Security so long as this Indenture is publicly available under the Parent’s profile on the Electronic Data Gathering, Analysis and Retrieval (EDGAR) system at www.sec.gov.

ARTICLE 3

REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP OF DEBT

SECURITIES

3.1	Registered Debt Securities

(1)

Subject to the terms of any Series Supplement, the Partnership will cause to be kept at the principal office of the Indenture Trustee in Toronto, Ontario, a central Register and may cause to be kept in such other place or places, by the Indenture Trustee or by such other registrar or registrars (if any) as the Partnership with the approval of the Indenture Trustee may designate, branch Registers in each of which will be entered the names and latest known addresses of holders of Registered Debt Securities and the other particulars, as prescribed by law, of the Debt Securities held by each of them and of all transfers of such Debt Securities. Such registration will be noted on the Debt Securities by the Indenture Trustee or other registrar. No transfer of a Debt Security will be effective as against the Partnership unless made on one of the appropriate Registers by the holder or the executor, administrator or other legal representative of, or any attorney for, the holder, duly appointed by an instrument in form and execution satisfactory to the Indenture Trustee or other registrar, upon surrender to the Indenture Trustee or other registrar of the Debt Security and upon compliance with such requirements as the Indenture Trustee or other registrar may prescribe, and unless such transfer has been duly noted on such Debt Security by the Indenture Trustee or other registrar.

(2)

A holder of a Registered Debt Security may at any time and from time to time have such Debt Security transferred at any of the places at which a Register is kept pursuant to the provisions of this Section 3.1 in accordance with such reasonable regulations as the Indenture Trustee or other registrar may prescribe. A holder of a Registered Debt Security may at any time and from time to time have the registration of such Debt Security transferred from the Register in which the registration of such Debt Security appears to another Register maintained in another place authorized for that purpose under the provisions of this Indenture upon payment of a reasonable fee to be fixed by the Indenture Trustee.

3.2	Transferee Entitled to Registration

The transferee of a Registered Debt Security, after the appropriate form of transfer and the Debt Security are deposited with the Indenture Trustee or other registrar and upon compliance with all other conditions required by this Indenture or by law, will be entitled to be entered on the Register as the owner of such Debt Security free from all equities or rights of setoff or counterclaim between the Partnership and the transferor or any previous holder of such Debt Security, save in respect of equities of which the Partnership is required to take notice by applicable law or by order of a court of competent jurisdiction.

3.3	Closing of Registers

(1)

Except in the case of the central Register required to be kept in Toronto, Ontario and subject to any restriction provided in this Indenture, the Partnership will have the power at any time to close any branch Register and, in that event, it will transfer the registration of any Debt Securities registered thereon to another existing Register or to a new Register and thereafter such Debt Securities will be deemed to be registered on such existing or new Register, as the case may be. In the event that the Register in any place is closed and the records transferred to a Register in another place, notice of such change will be given to each Debtholder registered in the Register so closed and the particulars of such change will be recorded in the central Register required to be kept in Toronto, Ontario.

(2)	None of the Partnership, the Indenture Trustee and any registrar will be required:

(a)	to make transfers or exchanges of any Registered Debt Securities of any series on any Interest Payment Date for Debt Securities of that series or during the five preceding Business Days; or

(b)

to make transfers of Registered Debt Securities of any series or exchanges of any Debt Securities of any series (i) from the day of any selection by the Indenture Trustee of Debt Securities of that series to be redeemed until such date that the notice of redemption is delivered pursuant to Section 4.4, inclusive, or (ii) that have been selected or called for redemption in whole or in part unless, upon due presentment thereof for redemption, such Debt Securities are redeemed.

3.4	Exchange of Debt Securities

(1)

Subject to the provisions of this Section 3.4 and Subsection 3.3(2), Debt Securities in any authorized form or denomination may be exchanged, upon reasonable notice, for Debt Securities in any other authorized form or denomination or denominations, of the same series and date of maturity, bearing the same interest rate and of the same aggregate principal amount as the Debt Securities so exchanged.

(2)

Subject to the provisions of this Section 3.4, Debt Securities of any series may be exchanged only at such place or places at which the Registers referred to in Section 3.1 are kept and at such other place or places, if any, as may be specified in the Debt Securities of such series and at such other place or places, if any, as may from time to time be designated by the Partnership with the approval of the Indenture Trustee. Any Debt Securities tendered for exchange will be surrendered to the Indenture Trustee. The Partnership will execute all Debt Securities and the Indenture Trustee will certify all Debt Securities necessary to carry out exchanges as set out in this Section. All Debt Securities surrendered for exchange will be surrendered to the Indenture Trustee for cancellation.

(3)

Debt Securities issued in exchange for Debt Securities which at the time of such issue have been selected or called for redemption at a later date will be deemed to have been selected or called for redemption in the same manner and will have noted thereon a statement to that effect, provided that:

(a)	Debt Securities which have been selected or called for redemption may not be exchanged for Debt Securities of larger denominations; and

(b)

if a Debt Security that has been selected or called for redemption in part is presented for exchange for Debt Securities of smaller denominations, the Indenture Trustee will designate, as it may deem equitable, particular Debt Securities of those issued in exchange, which will be deemed to have been selected or called for redemption, in whole or in part, and the Indenture Trustee will note on such Debt Securities a statement to that effect.

(4)

Except as otherwise provided in this Indenture, upon any exchange of Debt Securities of any denomination for Debt Securities of any other authorized denominations and upon any transfer of Debt Securities, the Indenture Trustee or other registrar of Debt Securities may make a sufficient charge to reimburse it for any transfer tax or other governmental charge required to be paid and, in addition, a reasonable charge for its services for each Debt Security exchanged or transferred, and payment of such charges will be made by the party requesting such exchange or transfer as a condition precedent thereto.

(5)

Notwithstanding the foregoing, no charge to the holder (other than for insurance on any Debt Securities forwarded by mail) will be made by the Indenture Trustee, any other registrar of Debt Securities or the Partnership:

(a)	for any exchange, registration or transfer of any Debt Security applied for within a period of 45 days from the date of such Debt Security; or

(b)	for the exchange of any Debt Security issued under Section 4.3.

3.5	Registers Open for Inspection

The Registers will be open during regular business hours for inspection by the Partnership, the Indenture Trustee and any holder. The Indenture Trustee will, and will require every registrar, when requested to do so in writing by the Partnership or the Indenture Trustee, to furnish to the Partnership or the Indenture Trustee, as the case may be, a list of the names and addresses of holders of Registered Debt Securities entered on the Register kept by the Indenture Trustee or such registrar, showing the principal amounts and serial numbers of the Registered Debt Securities held by each such holder. The Indenture Trustee will require each registrar, at the request of any Debtholder, and upon payment to the Indenture Trustee of a reasonable fee, to furnish such list to such holder upon fulfillment by it of the conditions prescribed by law in that respect.

3.6	Ownership of Debt Securities

(1)

The Partnership, the Indenture Trustee and any registrar or paying agent may deem and treat, unless otherwise required by law, the Person in whose name any Registered Debt Security is registered, as the absolute owner of such Debt Security for all purposes of this Indenture and payment of, or on account of, the principal of, Premium (if any) and interest on, such Debt Security will be made only to or upon the order in writing of such registered holder. The Partnership and the Indenture Trustee will not be affected by any notice or knowledge to the contrary except as required by applicable law or by order of a court of competent jurisdiction.

(2)

None of the Partnership, the Indenture Trustee and any registrar or paying agent will be bound to take notice of or see to the performance or observance of any duty owed to a third Person, whether under a trust, express, implied, resulting or constructive, in respect of any Debt Security by the registered holder or any Person whom the Partnership or the Indenture Trustee treats, as permitted or required by law, as the owner or the registered holder of such Debt Security, and may transfer the same on the direction of the Person so treated or registered as the holder of the Debt Security, whether named as trustee or otherwise, as though that Person were the beneficial owner of the Debt Security.

(3)

The holder from time to time of any Registered Debt Security will be entitled to the principal, Premium (if any) and interest evidenced by such instruments, free from all equities or rights of set-off or counterclaim between the Partnership and the original or any intermediate holder thereof (except in respect of equities of which the Partnership is required to take notice by law or by order of a court of competent jurisdiction) and all Persons may act accordingly. The receipt by any such holder of any such principal, Premium (if any) or interest will be a good discharge to the Partnership and the Indenture Trustee for the same and neither the Partnership nor the Indenture Trustee will be bound to inquire into the title of any such holder except as aforesaid.

(4)

The Partnership and the Indenture Trustee may treat the holder of any Registered Debt Security as the owner thereof without actual production of such Debt Security for the purpose of any Debtholders’ Request, requisition, direction, consent, instrument or other document.

3.7	Replacement of Debt Securities

If any Debt Security is mutilated, lost, stolen or destroyed and in the absence of notice that such Debt Security has been acquired by a bona fide purchaser (within the meaning of the Business Corporations Act (Ontario)), the Partnership in its discretion may issue, and thereupon the Indenture Trustee will certify and deliver, a new Debt Security upon surrender and cancellation of the mutilated Debt Security, or, in the case of a lost, stolen or destroyed Debt Security, in lieu of and in substitution for the same, and the substituted Debt Security will be in a form approved by the Indenture Trustee and will be entitled to the benefits of this Indenture equally with all other Debt Securities issued or to be issued under this Indenture. In case of loss, theft or destruction, the applicant for a new Debt Security will furnish to the Partnership and to the Indenture Trustee such evidence of loss, theft or destruction as will be satisfactory to them in their discretion and will also furnish an indemnity and surety bond in amount and form satisfactory to them in their discretion. The applicant will pay all expenses incidental to the issuance of any such new Debt Security.

3.8	Record of Payment

The Indenture Trustee will maintain accounts and records evidencing any payment, by it on behalf of the Partnership, of principal, Premium (if any) and interest in respect of Debt Securities, which accounts and records will constitute, in the absence of manifest error, prima facie evidence of such payment.

3.9	Book-Entry Debt Securities

Notwithstanding any other provision of this Indenture, upon the election of the Partnership, any Supplemental Indenture applicable to any series of Debt Securities may provide that Debt Securities of such series will be represented by a book-entry global certificate and, in this regard, the Partnership may, with the consent of the Indenture Trustee, appoint CDS or any other depositary to act as a clearing agency in connection with interests in such global certificate. If any Supplemental Indenture so provides and, subject to the terms of any agreement between the Partnership and CDS or other depositary, beneficial holders of Debt Securities will have no right to receive definitive Debt Securities.

Notwithstanding any other provisions in this Indenture with respect to redemptions or repayment of the Debt Securities on maturity, either full or partial, the expiry dates, payment dates and other acts that may be required to be done in connection with this Indenture, may be altered due to the internal procedures and processes with respect to cut-off times of CDS. It is understood and agreed to by the parties hereto that neither the Partnership nor the Indenture Trustee shall have any responsibility in connection with any cut-off time imposed by CDS.

ARTICLE 4

REDEMPTION AND PURCHASE FOR CANCELLATION OF DEBT SECURITIES

4.1	Redemption of Debt Securities

Subject to the provisions of the Series Supplement relating to the issue of a particular series of Debt Securities, Debt Securities of any series may be redeemable before the applicable maturity date thereof, in whole at any time or in part from time to time, at the option of the Partnership and in accordance with and subject to the provisions set out in this Indenture and the Series Supplement relating to such Debt Securities, including those relating to the payment of any required Redemption Price, provided that immediately before and after giving effect to such redemption, no Event of Default shall have occurred and be continuing.

4.2	Places of Payment

The Redemption Price will be payable upon presentation and surrender of Debt Securities called for redemption at any of the places where the principal of such Debt Securities is expressed to be payable and at any other places specified in the notice of redemption.

4.3	Partial Redemption of Debt Securities

(1)

If less than all the Debt Securities of any series are to be redeemed at one time, the Partnership will in each such case, at least 2 Business Days before the date upon which notice of redemption is to be given, notify the Indenture Trustee by Written Direction of its intention to redeem Debt Securities of such series and of the aggregate principal amount of Debt Securities to be redeemed. The Debt Securities to be redeemed will be selected by the Indenture Trustee on a pro rata basis, disregarding fractions, according to the principal amount of Debt Securities registered in the name of each Debtholder, or in such other manner (which may include random selection by computer) as the Indenture Trustee may consider equitable, provided that such selection will be proportionate (to the nearest $1,000). For this purpose, the Indenture Trustee may make, and from time to time amend, regulations with regard to the manner in which such Debt Securities may be called for redemption and regulations so made will be valid and binding upon all Debtholders notwithstanding the fact that, as a result of such regulations, one or more Debt Securities become subject to redemption in part only. Unless the context otherwise requires, the term “Debt Security” and “Debt Securities” as used in this Article 4 will be deemed to include any part of the principal amount of any Debt Security which in accordance with the foregoing provision has become subject to redemption.

(2)

The holder of any Debt Security called for redemption in part only, upon surrender of such Debt Security for payment, will be entitled to receive, without expense to such Debtholder, a new Debt Security or Debt Securities of an aggregate principal amount equal to the unredeemed part of the Debt Security so surrendered, and the Partnership will execute and the Indenture Trustee will certify and deliver to the holder such new Debt Security or Debt Securities.

(3)

In the alternative and notwithstanding any other provision of this Indenture, payment of part of the principal amount of any Debt Security may be made by the Partnership or the Indenture Trustee to the holder of such Debt Security without presentation or surrender of such Debt Security to the Indenture Trustee if the Partnership has filed with the Indenture Trustee a Certificate stating that the Partnership has entered into an agreement with such holder or the Person for which such holder is acting as nominee to the effect that (i) payments will be so made, (ii) upon request from the Indenture Trustee or the Partnership, such holder or other Person will make notations on such Debt Security of the portion of the principal amount of such Debt Security so redeemed and promptly notify the Partnership and the Indenture Trustee of the making of such notations and (iii) such holder or other Person will not sell, transfer, encumber or dispose of or permit any nominee to sell, transfer, encumber or dispose of such Debt Security or any interest therein without, before the delivery thereof, surrendering the same to the Indenture Trustee or other registrar in exchange for a Debt Security or Debt Securities aggregating the same principal amount as the principal amount of such Debt Security so surrendered which remains unpaid.

4.4	Notice of Redemption

(1)

Unless otherwise provided in a Series Supplement, notice of intention to redeem any Debt Security will be given by the Partnership (directly or through the Indenture Trustee, as determined from time to time, but if directly, with a copy to the Indenture Trustee) to the holders of the Debt Securities which are to be redeemed, not more than 60 days and not less than 10 days prior to the date fixed for redemption, in the manner provided in Article 15. Every such notice will specify that part of the principal amount of such Debt Security to be redeemed, the redemption date, the Redemption Price and places of payment and will state that all interest on the Debt Securities called for redemption will cease to be payable from the redemption date. Unless all outstanding Debt Securities are to be redeemed, the notice of redemption will also specify:

(a)	in the case of notice mailed to a Debtholder, the distinguishing letters and numbers of the Debt Securities registered in the name of such holder which are to be redeemed;

(b)	in the case of a published notice, the distinguishing letters and numbers of the Debt Securities to be redeemed; and

(c)	in the case of both Sections 4.4(1)(a) and 4.4(1)(b), the principal amount of such Debt Securities or, if any such Debt Security is to be redeemed in part only, the principal amount of such part.

(2)

Any optional redemption of the Debt Securities may, at the Partnership’s discretion, be subject to one or more conditions precedent, including the completion of any refinancing of any Indebtedness permitted by this Trust Indenture, any Change of Control or any other transaction or event. If any optional redemption is subject to satisfaction of one or more conditions precedent, the notice for such redemption shall state that, in the Partnership’s sole discretion, the redemption date may be delayed on one or more occasions either to a date specified in a subsequent notice to holders of the Debt Securities or until such time (which date or time may be more than 60 days, but not more than 120 days, after the date the notice of redemption was mailed or otherwise sent) as any or all such conditions are satisfied or waived, and that such redemption will not occur and such notice will be rescinded if any or all such conditions shall not have been satisfied as and when required (as determined by the Partnership in its sole discretion taking into account any election by the Partnership to delay such redemption date), unless the Partnership has waived any such conditions that are not satisfied, or at any time if in the good faith judgment of the Partnership any or all of such conditions will not be satisfied. Any notice of redemption shall specify the details and terms of any transaction or event on which such redemption is conditional.

4.5	Debt Securities Due on Redemption Dates

(1)

Upon notice having been given as provided in Section 4.4, the Debt Securities called for redemption or the principal amount to be redeemed of the Debt Securities called for redemption in part, as the case may be, will thereupon become due and payable at the Redemption Price, on the redemption date specified in such notice (as such date may be adjusted pursuant to Section 4.4), in the same manner and with the same effect as if it were the maturity date for such Debt Securities, notwithstanding anything contained in this Indenture or in the Debt Securities to the contrary. From and after such redemption date, if the money necessary to redeem such Debt Securities has been deposited as provided in Section 4.6 and affidavits or other proof satisfactory to the Indenture Trustee as to the mailing or publication of such notices have been delivered to it, such Debt Securities will not be considered as outstanding under this Indenture and interest upon such Debt Securities will cease to accrue after such date.

(2)

Upon surrender of any Debt Security for redemption in accordance with the notice referred to in Section 4.4 above, such Debt Security shall be paid by the Partnership at the Redemption Price together with accrued interest to the specified redemption date; provided, however, that installments of interest on any such Debt Security whose Stated Maturity is on or prior to such redemption date shall be payable to the holder of such Debt Security registered as such on the relevant record dates for the payment of such instalments of interest according to the terms and the provisions of Section 2.8. If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof (and Premium, if any, thereon) shall, until paid, bear interest from the redemption date at the rate borne by such Debt Security.

(3)

If any question arises as to whether notice of redemption or deposit of the redemption money has been given or made available as provided above, such question will be decided by the Indenture Trustee, whose decision will be final and binding upon all interested parties.

4.6	Deposit of Redemption Money

Except as may otherwise be provided in any Series Supplement or in any series of Debt Securities, upon Debt Securities being called for redemption, the Partnership will deposit in the applicable Debt Account on or before 10:00 a.m. on the Business Day before the redemption date fixed in the relevant notice of redemption (as such date may be adjusted pursuant to Section 4.4), such sums as may be sufficient to pay the Redemption Price of the Debt Securities to be redeemed, including accrued and unpaid interest on the Debt Securities called for redemption, and will pay to the order of the Indenture Trustee the estimated charges and expenses to be incurred in connection with such redemption. Every such deposit shall be irrevocable. From the sums so deposited and upon surrender of such Debt Securities, the Indenture Trustee will pay or cause to be paid to the holders of the Debt Securities called for redemption the Redemption Price therefor, together with any interest thereon to which they are entitled on redemption.

Alternatively, in respect of all Global Debt Securities, the Partnership may, at its option, cause the amount payable on redemption to be sent by wire transfer on the day such redemption payment is due to an account maintained by such Debtholder or any other method acceptable to the Partnership.

4.7	Purchase of Debt Securities for Cancellation

(1)

Subject to the terms and conditions of any Series Supplement relating to a particular series of Debt Securities and provided no Event of Default has occurred and is continuing, the Partnership may purchase at any time and from time to time, at any price, all or any of the Debt Securities in the market (which will include purchases from or through an investment dealer or a firm holding membership on a recognized stock exchange) or by invitation to tender or by private contract. The Partnership will deliver to the Indenture Trustee all Debt Securities purchased as aforesaid when paid as evidence of such payment.

(2)

If, upon an invitation to tender, more Debt Securities are tendered in response to such invitation at the same lowest price than the Partnership is prepared to accept, Debt Securities to be purchased by the Partnership will be selected by the Indenture Trustee on a pro rata basis, disregarding fractions, according to the principal amount of Debt Securities registered in the name of each Debtholder (or, in the case of Global Debt Securities, by the depository according to the beneficial interests of each beneficial owner), or in such other manner as the Indenture Trustee may consider equitable (which may include random selection by computer), from the Debt Securities tendered by each Debtholder which tendered at such lowest price. For this purpose the Indenture Trustee may make, and from time to time amend, regulations with respect to the manner in which Debt Securities may be so selected and regulations so made will be valid and binding upon all Debtholders, notwithstanding the fact that, as a result thereof, one or more of such Debt Securities becomes subject to purchase in part only. The holder of any Debt Security of which a part only is purchased, upon surrender of such Debt Security for payment, will be entitled to receive, without expense to such holder, one or more new Debt Security or Debt Securities, as the case may be, for the unpurchased part so surrendered and the Indenture Trustee will certify and deliver such new Debt Security or Debt Securities, as the case may be, upon receipt of the Debt Security so surrendered.

4.8	Cancellation of Debt Securities

All Debt Securities redeemed and all Debt Securities purchased under this Article 4 will be delivered forthwith to the Indenture Trustee and will be cancelled by it and no Debt Securities will be issued in substitution therefor.

ARTICLE 5

COVENANTS OF THE PARTNERSHIP AND PARENT

5.1	General Covenants

The Partnership covenants with the Indenture Trustee for the benefit of the Indenture Trustee and the Debtholders that as long as any Debt Securities remain outstanding, it will:

(1)

Subject to the provisions of this Indenture, at all times maintain its existence, carry on and conduct, or cause to be carried on and conducted, its business in a proper, efficient, and businesslike manner, and keep or cause to be kept proper books of account in relation to its business and provided, however, that nothing in this Indenture will prevent the Partnership from ceasing to operate any premises or division if the Partnership determines in good faith that it is advisable to do so;

(2)

duly and punctually pay or cause to be paid to every Debtholder or deposit to the relevant Debt Account, as the case may be, all amounts required to be paid or transferred thereto in respect of such Debt Securities of which it is the holder in the manner provided under this Indenture or any Series Supplement, as the case may be (including, in the case of default, interest on the amount in default) on the dates, at the place, and in the manner specified in this Indenture, any Series Supplement and in the Debt Securities;

(3)

furnish to the Indenture Trustee a copy of all periodic and other reports and of other information and documents that the Parent or the Partnership, as applicable, is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, excluding Current Reports on Form 8-K, within 15 days after the date the Parent or the Partnership, as applicable, files the same with the SEC, copies of which may be in electronic format. At any time that both the Parent and the Partnership are not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Parent shall instead provide the Indenture Trustee:

(a)	within 140 days after the end of each fiscal year, the audited annual consolidated financial statements of the Parent for such fiscal year; and

(b)	within 60 days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited quarterly consolidated financial statements of the Parent for such fiscal quarter,

in each case prepared in accordance with GAAP. Upon receipt of such reports and financial information, the Indenture Trustee shall, while such reports are current, maintain custody of same and make same available for inspection by Debtholders on their reasonable request. No obligation shall rest with the Indenture Trustee to analyze such reports and financial information or evaluate the performance of the Partnership as indicated therein, in any manner whatsoever;

(4)

on or before each date upon which the Partnership is required to furnish the Parent’s or the Partnership’s annual report (or the Parent is instead required to furnish its audited annual consolidated financial statements) pursuant to Section 5.1(3) above and at any other reasonable time if requested by the Indenture Trustee, furnish to the Indenture Trustee a Certificate stating that the Partnership has complied with all covenants, conditions and other requirements contained in this Indenture, non-compliance with which would, with the giving of notice or the lapse of time or both, constitute an Event of Default under this Indenture or, if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such non-compliance and the action, if any, the Partnership proposes to take with respect thereto;

(5)

maintain and keep or cause to be maintained and kept in good condition, repair and working order all of the properties owned by it or any of its Subsidiaries used in its business or in the business of any of its Subsidiaries and will make or cause to be made all necessary repairs and renewals to and replacements and improvements of these properties, in each case as in its judgment may be necessary to carry on its business properly and prudently; provided that the Partnership and its Subsidiaries will not be prohibited from selling or transferring any of their properties in the ordinary course of business;

(6)

maintain and cause its Subsidiaries to maintain property and liability insurance as would be maintained by a prudent owner. Nothing herein shall be deemed to hold the Indenture Trustee responsible for failure by the Partnership to maintain insurance coverage or for any loss arising out of any want, defect or insufficiency in any insurance policy, or because of failure of any insurer to pay the full amount of any loss or damage insured against. The Indenture Trustee shall be entitled to request and rely absolutely upon a Certificate stating that the Partnership is in compliance with their covenant to maintain such insurance coverage. No duty with respect to effecting or maintaining insurance coverage shall rest with the Indenture Trustee and the Indenture Trustee shall not be responsible for any loss by reason of want, defect or insufficiency of insurance or by reason of the failure of any issuer in which the insurance is carried to pay the full amount of any loss against which they have insured;

(7)

pay to the Indenture Trustee reasonable remuneration in accordance with the Indenture Trustee’s fee schedule as it may be reasonably revised from time to time for its services as Indenture Trustee and pay to the Indenture Trustee on demand all costs, charges and expenses properly incurred by the Indenture Trustee in connection with the trusts created by this Indenture (including the compensation and disbursements of its Counsel and other advisors or assistants not regularly in its employ), both before any Event of Default and thereafter until all duties of the Indenture Trustee under this Indenture have been finally and fully performed, and also (in addition to any right of indemnity given to the Indenture Trustee by law), at all times keep the Indenture Trustee and its affiliates, their directors, officers, employees and agents indemnified against all liabilities, losses, damages, actions, proceedings, costs, claims, expenses and demands in respect of any matter or thing done or omitted by the Indenture Trustee (other than through the gross negligence, fraud or wilful misconduct of the Indenture Trustee or any of its officers, directors or employees with respect to its obligations under this Indenture) in any way relating to this Indenture. Any amount due under this Section 5.1(7) and unpaid 30 days after demand for such payment will bear interest from the expiration of such 30-day period at a prevailing rate set by the Indenture Trustee;

(8)	duly and punctually perform and carry out all of the acts or things to be done by it as provided in this Indenture; and

(9)	provide the Indenture Trustee with prompt written notice of the occurrence of any Event of Default.

5.2	Not to Extend Time for Payment of Principal or Interest

(1)

To prevent any accumulation after maturity of unpaid interest or of unpaid Debt Securities, the Partnership will not directly or indirectly extend or assent to the extension of time for payment of any interest upon any Debt Securities or of any principal payable in respect of any Debt Securities or directly or indirectly be or become a party to or approve any such arrangement by purchasing or funding any interest on the Debt Securities or any principal thereof or in any other manner.

(2)

If the time for the payment of any interest or principal in respect of any Debt Securities of any series is extended, whether or not such extension is by or with the consent of the Partnership, notwithstanding anything contained in this Indenture or in such Debt Securities, such interest or principal will not be entitled, in case of default under this Indenture, to the benefit of this Indenture except subject to the prior payment in full of the principal of all the Debt Securities of such series then outstanding and of all accrued interest on such Debt Securities the payment of which has not been so extended.

5.3	Parent Operations

The Parent covenants with the Indenture Trustee for the benefit of the Indenture Trustee and the Debtholders that as long as any Debt Securities remain outstanding, it will conduct substantially all of its operations through the Partnership or one or more of the Partnership’s Subsidiaries.

5.4	Indenture Trustee may Perform Covenants

If the Partnership fails to perform any of its covenants contained in this Indenture, the Indenture Trustee may, to the extent it has actual written notice thereof and in its discretion, but (subject to Section 6.3) need not, notify the Debtholders of such failure or may itself perform any of such covenants capable of being performed by it and, if any such covenant requires the payment of money, it may make such payment with its own funds, or with money borrowed by it for such purpose, but it will be under no obligation to do so or to notify the Debtholders of such failure. All sums so paid by the Indenture Trustee will be payable by the Partnership in accordance with the provisions of Section 6.7. No such performance by the Indenture Trustee of any covenant contained in this Indenture or payment by the Partnership of any sums advanced or borrowed by the Indenture Trustee pursuant to this Section will be deemed to relieve the Partnership from any default or its continuing obligations under this Indenture.

5.5	Maintenance of Office or Agency

The Partnership shall maintain, or cause the related registrar or related paying agent, as the case may be, to maintain, an office or agency at each place of payment for a series of Debt Securities where Debt Securities of such series may be presented or surrendered for payment and where such Debt Securities may be surrendered for registration of transfer or exchange. The Corporate Trust Office of the Indenture Trustee shall be such office or agency of the Partnership, unless the Partnership shall designate and maintain some other office or agency for one or more of such purposes. The Partnership shall give prompt written notice to the Indenture Trustee of any change in the location of any such office or agency. If at any time the Partnership shall fail to maintain any such required office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Partnership hereby appoints the Indenture Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Partnership may from time to time designate one or more other offices or agencies (in or outside of the place of payment) where the Debt Securities of one or more series may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation provided, however, that no such designation or rescission shall in any manner relieve the Partnership of its obligation to maintain an office or agency in the place of payment for each series of Debt Securities for such purposes. The Partnership shall give prompt written notice to the Indenture Trustee of any such designation or rescission and any change in the location of any such office or agency.

ARTICLE 6

DEFAULT AND ENFORCEMENT

6.1	Events of Default

Each of the following events in respect of a series of Debt Securities is an Event of Default:

(1)	the Partnership defaults in the payment of the principal of any Debt Security of such series when due whether at maturity, upon redemption, by acceleration or otherwise; or

(2)

the Partnership defaults in payment of any interest when due on the Debt Securities in that series where such default continues for a period of five Business Days after the relevant Interest Payment Date; or

(3)

the Partnership defaults in the performance of or is in breach of any covenant in this Indenture, including each Supplemental Indenture related to that series of Debt Securities, or the Debt Securities where such default or breach continues for a period of 30 days after (i) the Indenture Trustee has given notice in writing to the Partnership or (ii) holders of at least 25% of the aggregate principal amount of Debt Securities then outstanding have given notice in writing to the Partnership, in each case specifying the nature of such default or breach and requiring that it be remedied, provided that if such default or breach is not curable within 30 days and the Partnership is diligently pursuing a cure of such default or breach, the cure period for such default or breach, as applicable, may be extended for 30 days (for a total of 60 days after the original notice from the Indenture Trustee or such holders, as applicable) upon written request from the Partnership to the Indenture Trustee; or

(4)

a final judgment or judgments (not subject to appeal) is or are rendered against the Parent, the Partnership or any Material Subsidiary in an aggregate amount in excess of US$25,000,000 (or its equivalent in the relevant currency of payment) by a court or courts of competent jurisdiction, which remains or remain undischarged and unstayed for a period of 60 days after the date on which the right or rights to appeal has or have expired, as the case may be; or

(5)

the Parent, the Partnership or any Material Subsidiary defaults under the terms of any Indebtedness (other than Non-Recourse Indebtedness) where that default results in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable (after expiration of any applicable grace period) unless such acceleration is waived or rescinded, provided that the aggregate of all such Indebtedness which is accelerated exceeds US$25,000,000 (or its equivalent in the relevant currency of payment); or

(6)

the Parent, the Partnership or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purposes of any of the foregoing; or

(7)

a court or other governmental authority of competent jurisdiction enters an order appointing, without consent by the Parent, the Partnership or the applicable Material Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of the property of the Parent, the Partnership or any Material Subsidiary, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Parent, the Partnership or any Material Subsidiary, or any such petition shall be filed against the Parent, the Partnership or any Material Subsidiary and such petition shall not be dismissed within 60 days; or

(8)

any event occurs with respect to the Parent, the Partnership or any Material Subsidiary which under the laws of any jurisdiction is analogous to any of the events described in Sections 6.1(6) or 6.1(7) above, provided that the applicable grace period, if any, which shall apply shall be the one applicable to the relevant proceeding which most closely corresponds to the proceeding described in Sections 6.1(6) or 6.1(7) above, as applicable; or

(9)

the Guarantee of the Parent or any Material Subsidiary is held in any judicial proceeding to be unenforceable or invalid or ceases to be in full force and effect (except as contemplated by the terms thereof) and such default continues for 10 days or a Guarantor, or any Person acting on behalf of a Guarantor, denies or disaffirms its obligations under its Guarantee or this Indenture.

6.2	Notice of Events of Default

(1)

The Indenture Trustee will give to the holders of a series of Debt Securities, within a reasonable time (but not exceeding 30 days) after the Indenture Trustee receives written notice of the occurrence of an Event of Default, notice of the Event of Default in respect of that series of Debt Securities.

(2)

Where notice of an Event of Default has been given to holders of a series of Debt Securities and the Event of Default is thereafter cured, notice that the Event of Default is no longer continuing will be given by the Indenture Trustee to the Persons to whom notice was given pursuant to Section 6.2(1) within a reasonable time (not to exceed 30 days) after the Indenture Trustee becomes aware that the Event of Default has been cured.

6.3	Acceleration on Default

If any Event of Default (other than an Event of Default described in Sections 6.1(6), 6.1(7) or 6.1(8)) has occurred and is continuing in respect of a series of Debt Securities, the Indenture Trustee may, in its discretion, and will, upon receiving a Debtholders’ Request of such series (subject to Section 6.4), by notice in writing to the Partnership, declare the principal of, Premium (if any) and the interest and additional amounts (if any) on all Debt Securities of the applicable series then outstanding and any other money payable under this Indenture or the applicable Supplemental Indenture in respect of such series to be due and payable. If an Event of Default described in Sections 6.1(6), 6.1(7) or 6.1(8) occurs, then the principal of, Premium (if any) and the interest and additional amounts (if any) on all Debt Securities then outstanding and any other moneys payable under this Indenture will become and be immediately due and payable without any declaration or other act on the part of the Indenture Trustee or any Debtholder. Notwithstanding anything contained in this Indenture, any Supplemental Indenture or the Debt Securities to the contrary, if the Indenture Trustee makes such declaration or an Event of Default described in Sections 6.1(6), 6.1(7) or 6.1(8) occurs, the Partnership will pay to the Indenture Trustee forthwith for the benefit of the holders of Debt Securities of such series the amount of principal of, Premium (if any) and accrued and unpaid interest (including interest on amounts in default) on all Debt Securities of such series and all other money payable, together with subsequent interest thereon at the rate borne by the Debt Securities from the date of such declaration until payment is received by the Indenture Trustee, to be applied in the order of priorities established in Section 6.7 in respect of that series of Debt Securities. Such payment, when made, will be deemed to have been made in discharge of the Partnership’s obligations under this Indenture.

6.4	Waiver of Default

(1)	If an Event of Default occurs, other than an Event of Default specified in any of Sections 6.1(1), 6.1(2), 6.1(6), 6.1(7) or 6.1(8), and is continuing:

(a)

at any time before a judgment or decree for payment of the money due upon such Event of Default has been obtained by the Indenture Trustee pursuant to Section 6.5, the holders of more than 50% of the principal amount of the Debt Securities then outstanding of that series in respect of which the Event of Default has occurred (or 75% of such principal amount, in the event such Event of Default is in respect of a covenant or other provision that cannot be modified or amended without the consent of the holders of 75% of the principal amount of the Debt Securities of that series) will have the right (in addition to any powers exercisable by Extraordinary Resolution as provided in Section 8.9) by instrument signed by such Debtholders to instruct the Indenture Trustee to waive the Event of Default and/or annul the declaration made by the Indenture Trustee pursuant to Section 6.3 and the Indenture Trustee will thereupon waive the Event of Default and/or annul such declaration upon such terms and conditions as such Debtholders prescribe; and

(b)

the Indenture Trustee, so long as it has not become bound to institute any proceedings under this Indenture by virtue of a Debtholders’ Request or any other reason, will have the power to waive the Event of Default if, in the Indenture Trustee’s opinion, relying on the advice of Counsel, the same has been cured or adequate satisfaction made therefor, and in such event to annul any such declaration made by the Indenture Trustee in the exercise of its discretion, upon such terms and conditions as the Indenture Trustee may consider advisable.

(2)

No delay or omission of the Indenture Trustee or of any Debtholders to exercise any right or power accruing upon any Event of Default will impair any such right or power or be construed to be a waiver of any such Event of Default or acquiescence therein. No act or omission either of the Indenture Trustee or of such Debtholders will extend to or be taken in any manner whatsoever to affect any subsequent Event of Default under this Indenture or the rights resulting therefrom.

6.5	Enforcement by the Indenture Trustee

(1)

If (i) an Event of Default described in Sections 6.1(6), 6.1(7) or 6.1(8) has occurred, or (ii) any other Event of Default has occurred and is continuing in respect of a series of Debt Securities and the Indenture Trustee has made a declaration pursuant to Section 6.3 in respect of such Event of Default but subject to (y) Section 6.4 and (z) the provisions of any Extraordinary Resolution that may be passed by holders of a series of Debt Securities as provided in this Indenture (or, for the purposes of clause (b) below, the provisions of the initial Extraordinary Resolution (or any subsequent Extraordinary Resolution) that shall have been passed directing or authorizing one or more of the acts, actions or proceedings mentioned in Section 8.9(1)(c)):

(a)

the Indenture Trustee may in its discretion proceed to enforce the rights of the Indenture Trustee and the Debtholders by any action, suit, remedy or proceeding authorized or permitted by this Indenture or by law or equity, and may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and of the Debtholders filed in any bankruptcy, insolvency, winding-up or other judicial proceedings relating to the Partnership;

(b)

if the Indenture Trustee, in its discretion, proceeds to enforce the rights of the Indenture Trustee and the Debtholders, the Indenture Trustee is irrevocably appointed (and the successive respective Debtholders by taking and holding Debt Securities shall be conclusively deemed to have so appointed the Indenture Trustee) the true and lawful attorney-in-fact of the respective Debtholders with authority to make and file in the respective names of the Debtholders or on behalf of the holders as a class, any proof of debt, amendment of proof of debt, claim, petition, or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any such other documents and to do and perform any and all such things, for and on behalf of such Debtholders, as may be necessary or advisable, in the opinion of the Indenture Trustee, relying on the advice of Counsel, in order to have the respective claims of the Indenture Trustee and of the Debtholders against the Partnership or its property allowed in any such proceeding, and to receive payment of or on account of such claims; and

(c)

upon receipt of a Debtholders’ Request and upon receiving sufficient security, sufficient funds and being indemnified to its satisfaction as provided in Section 10.1(2), the Indenture Trustee will exercise or take such one or more remedies as the Debtholders’ Request may direct (provided that the Indenture Trustee will not have received an Extraordinary Resolution of the Debtholders of that series that is inconsistent with such Debtholders’ Request), provided that if any such Debtholders’ Request directs the Indenture Trustee to take proceedings out of court the Indenture Trustee may in its discretion take judicial proceedings in lieu thereof.

(2)

No remedy for the enforcement of the rights of the Indenture Trustee or the Debtholders will be exclusive of or dependent on any other such remedy but any one or more of such remedies may from time to time be exercised independently or in combination.

(3)

All rights of action under this Indenture may be enforced by the Indenture Trustee without the possession of any of the Debt Securities or the production thereof at the trial or other proceedings relating thereto.

6.6	Debtholders May Not Sue

(1)

No Debtholder will have the right to institute any action, suit or proceeding or to exercise any other remedy authorized or permitted by this Indenture or by law or by equity for the purpose of enforcing any rights on behalf of the Debtholders or for the execution of any trust or power under this Indenture, unless:

(a)

in the case of any suit by the holders of a series of Debt Securities, such Debtholders, by Extraordinary Resolution, have made a request to the Indenture Trustee to take action under this Indenture or a Debtholders’ Request referred to in Section 6.3 has been delivered to the Indenture Trustee, and the Indenture Trustee has been offered a reasonable opportunity (not to exceed 60 days from the date on which it was requested to take action) either itself to proceed to exercise the powers conferred upon it or to institute an action, suit or proceeding in its name for such purpose;

(b)

the holders of Debt Securities of such series or any of them have furnished to the Indenture Trustee, when requested by the Indenture Trustee, sufficient security, funds and an indemnity in accordance with Section 10.1(2);

(c)

within 60 days of the request referred to in clause (i), the Indenture Trustee has not received from the holders of at least a majority of the aggregate principal amount of the outstanding Debt Securities of such series a direction inconsistent with such request; and

(d)	the Indenture Trustee has failed to institute any such proceeding.

(2)

In the event that a holder has the right to institute proceedings under this Section 6.6 (but not otherwise), any Debtholder, acting on behalf of itself and all other Debtholders of such series, will be entitled to take proceedings in any court of competent jurisdiction such as the Indenture Trustee might have taken under Section 6.5, but in no event will any Debtholder or combination of Debtholders have any right to take any other remedy or proceedings out of court. It is intended that no one or more holders of Debt Securities will have any right in any manner whatsoever to enforce any right under this Indenture or under any Debt Security except subject to the conditions and in the manner provided in this Indenture, and that all powers and trusts under this Indenture will be exercised and all proceedings at law will be instituted, had and maintained by the Indenture Trustee, except only as provided in this Indenture, and in any event for the equal benefit of all holders of outstanding Debt Securities of the same series.

(3)

The limitations in Section 6.6(1) do not apply to a suit instituted by a Debtholder for enforcement of payment of the principal of, or Premium (if any) or interest on, any Debt Security after the Stated Maturity thereof expressed in such Debt Security, as it may be amended pursuant to the provisions hereof.

6.7	Application of Money

(1)

Except as otherwise provided in this Indenture, any money arising from any enforcement of this Indenture, whether by the Indenture Trustee or any holder of Debt Securities of any series, will be held by the Indenture Trustee and applied by it, together with any money then or thereafter in the hands of the Indenture Trustee available for the purpose, as follows:

(a)

first, in payment or reimbursement to the Indenture Trustee of the remuneration, expenses, disbursements and advances of the Indenture Trustee earned, incurred or made in the administration or execution of the trusts under this Indenture or otherwise in relation to this Indenture with interest thereon as provided in this Indenture;

(b)

second, in or towards payment of the principal of all of the Debt Securities of such series then outstanding and thereafter in or towards payment of the accrued and unpaid interest and interest on overdue interest on such Debt Securities (or if the Debtholders by instrument signed by the holders of a majority of the aggregate principal amount of the Debt Securities of such series then outstanding or by Extraordinary Resolution passed at a meeting of Debt Securities of such series, have directed payments to be made in accordance with any other order of priority, or without priority as between principal and interest, then such money shall be applied in accordance with such direction); and

(c)	third, the surplus (if any) of such money will be paid to the Partnership or as it may direct.

(2)

Notwithstanding Section 6.7(1), no payments will be made in respect of the principal of, Premium (if any) or interest on any Debt Security held, directly or indirectly, by or for the benefit of the Partnership or an Affiliate (other than any Debt Security pledged for value and in good faith to a Person other than the Partnership, but only to the extent of such Person’s interest therein) except subject to the prior payment in full of the principal of, Premium (if any) and interest on all Debt Securities of such series which are not so held.

6.8	Distribution of Proceeds

Payments to Debtholders pursuant to Section 6.7(1)(b) will be made as follows:

(1)

at least 21 days’ notice of every such payment will be given in the manner provided in Article 12 specifying the date and time when and the place or places where the Debt Securities are to be presented and such payments are to be made and the amount of the payment and the application thereof as between principal, Premium (if any) and interest;

(2)

payment of any Debt Security will be made upon presentation thereof at any one of the places specified in such notice and any such Debt Security thereby paid in full will be surrendered and otherwise a notation of such payment will be endorsed thereon, provided that the Indenture Trustee may in its discretion dispense with presentation and surrender or endorsement in any special case upon receipt by it of such indemnity as it considers sufficient;

(3)

from and after the date of payment specified in the notice, interest will accrue only on the amount owing on each Debt Security after giving credit for the amount of the payment specified in such notice unless the Debt Security in respect of which such amount is owing is duly presented on or after the date so specified and payment of such amount is not made; and

(4)

the Indenture Trustee will not be required to make any partial or interim payment to holders of Debt Securities of any series unless the money in its hands, after reserving therefrom such amount as the Indenture Trustee may think necessary to provide for the payments described in Section 6.7(1)(a), exceeds 5% of the aggregate principal amount of the outstanding Debt Securities of such series, but it may retain the money so received by it and deal with the same as provided in Section 10.11 until the money or investments representing the same, with the income derived therefrom, together with any other money for the time being under its control, is sufficient for such purpose or until it considers it advisable to apply the same in the manner set out above.

6.9	No Recourse

Other than the Partnership and the Guarantors (in their capacity as such), no holder of Equity Interests of the Partnership and no holder of Equity Interests of the Parent, or any of their respective Affiliates or any of its or their respective officers, directors, employees or agents (each, a “Non-Recourse Party”, which for greater certainty, does not include the Partnership, the Guarantors or the Parent) will be held to have any personal liability as such, and no resort will be had to the private property of a Non-Recourse Party for satisfaction of any obligation or claim arising out of or in connection with this Indenture, and only the assets of the Partnership and the Guarantors are liable and subject to levy or execution for full satisfaction. In particular, the Debtholders will not have any, and the Indenture Trustee hereby waives and releases, and each Debtholder by acceptance thereof will be deemed to have waived and released, any, right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present and future officer, director employee or agent (other than the Partnership and the Guarantors) of the Partnership, the Parent, any Guarantor or of any Successor for the payment of the principal of, and Premium (if any) and interest on any of the Debt Securities or for the performance of any covenant or agreement or for the correctness of any representation or warranty by the Partnership in this Indenture or in the Debt Securities.

6.10	Persons Dealing with Indenture Trustee

No Person dealing with the Indenture Trustee or any of its agents will be required to inquire whether an Event of Default has occurred, or whether the powers which the Indenture Trustee is purporting to exercise have become exercisable, or whether any money remains due under this Indenture, any Supplemental Indentures or the Debt Securities, or to see to the application of any money paid to the Indenture Trustee; and in the absence of fraud on the part of such Person, such dealing will be deemed to be within the powers hereby conferred and to be valid and effective accordingly.

6.11	Remedies Cumulative

No remedy conferred in this Indenture upon or reserved to the Indenture Trustee or the Debtholders is intended to be exclusive of any other remedy, but each and every such remedy will be in addition to every other remedy given under this Indenture or now or hereafter existing by law or by statute.

6.12	Judgment Against the Partnership

In the case of any judicial or other proceedings to obtain judgment for the principal of, or Premium (if any) or interest on, the Debt Securities, judgment may be rendered against any or all of the Partnership and the Guarantors in favour of the Debtholders or in favour of the Indenture Trustee, as trustee for the Debtholders, for any amount which may remain due in respect of the Debt Securities and the interest and Premium (if any) thereon.

ARTICLE 7

SATISFACTION AND DISCHARGE

7.1	Cancellation

All matured Debt Securities will forthwith after payment thereof be delivered to the Indenture Trustee or to a Person appointed by it or by the Partnership with the approval of the Indenture Trustee and will be cancelled by the Indenture Trustee. All Debt Securities which are cancelled or required to be cancelled under this or any other provision of this Indenture will be cancelled by the Indenture Trustee and, if required by the Partnership, the Indenture Trustee will furnish to it a certificate setting out the designating numbers and denominations of the Debt Securities so cancelled.

7.2	Release from Covenants

Upon proof being given to the reasonable satisfaction of the Indenture Trustee that:

(1)

the principal of all of the Debt Securities, Premium (if any) and interest (including interest on amounts in default) thereon and other money payable under this Indenture has been paid or satisfied; or

(2)

all the outstanding Debt Securities have matured or have been duly called for redemption (or the Indenture Trustee has been given irrevocable instructions by the Partnership to publish, within 90 days, notice of redemption of all outstanding Debt Securities), and such payment or redemption has been duly provided for by payment to the Indenture Trustee or otherwise, and upon payment of all costs, charges and expenses properly incurred by the Indenture Trustee in relation to this Indenture and all interest thereon and the remuneration of the Indenture Trustee (or upon provision satisfactory to the Indenture Trustee being made therefor), at the request and at the expense of the Partnership, the Indenture Trustee will forthwith execute and deliver to the Partnership such deeds or other instruments necessary to evidence the satisfaction and discharge of this Indenture and to release the Partnership from its covenants in this Indenture, except those relating to the indemnification and remuneration of the Indenture Trustee.

7.3	Failure to Surrender Debt Securities

If the holder of any Debt Security fails to surrender the same for payment on the date on which the principal thereof, Premium (if any) and interest thereon or represented thereby becomes payable, either at maturity or on the date fixed for redemption thereof or otherwise, and does not within such time accept payment in respect thereof or give such receipt therefor (if any), as the Indenture Trustee may require:

(1)

the Partnership will be entitled to pay to the Indenture Trustee and direct it to set aside, or the Partnership will be entitled to make provision in form satisfactory to the Indenture Trustee in its absolute discretion for the payment of; or

(2)

in respect of money deposited with the Indenture Trustee which may or should be applied to the payment or redemption of the Debt Securities, the Partnership will be entitled to direct the Indenture Trustee in its discretion for the payment of, the principal, Premium (if any) and interest, as the case may be, in trust to be paid to the holder of such Debt Security upon due presentation or surrender thereof in accordance with the provisions of this Indenture;

and thereupon the principal of, Premium (if any) and interest payable on each Debt Security in respect of which such funds have been set aside will be deemed to have been paid and thereafter such Debt Securities will not be considered as outstanding under this Indenture and the holder thereof will thereafter have no right in respect thereof except that of receiving payment of the money so set aside or provided (without interest) upon due presentation and surrender of the relevant Debt Security, subject always to the provisions of Section 7.4.

7.4	Repayment of Unclaimed Money

Any money deposited to a Debt Account by the Partnership pursuant to Section 2.9 or paid to the Indenture Trustee pursuant to Sections 7.2 or 7.3 or following an Event of Default, and not claimed by and paid to holders of Debt Securities within six years after the date on which payment first becomes due and payable, subject to applicable law, will be repaid to the Partnership, on written demand, and thereupon the Partnership and the Indenture Trustee will be released from all further liability with respect to such money, and thereafter the holders of the Debt Securities in respect of which such money was so repaid to the Partnership will have no rights in respect thereof and the Partnership and the Indenture Trustee will be discharged from its obligations in respect thereof.

7.5	Defeasance

(1)

At any time that any series of Debt Securities is outstanding (the “Specified Series”), the Indenture Trustee will, at the written request and expense of the Partnership, execute and deliver to the Partnership such deeds and other instruments as are necessary to release the Partnership, subject to this Article 7, from of its obligations under this Indenture and the Series Supplement relating to the Specified Series, other than the Surviving Provisions (which shall survive until otherwise terminated or discharged hereunder), subject to the satisfaction of the following conditions:

(a)

the Partnership shall have delivered to the Indenture Trustee evidence to the reasonable satisfaction of the Indenture Trustee that the Partnership has (i) deposited sufficient funds for payment of all principal, Premium (if any), interest and other amounts due or to become due on the Specified Series, (ii) deposited sufficient funds or made provision for the payment of all expenses of the Indenture Trustee to carry out its duties under this Indenture, and (iii) deposited sufficient funds for the payment of taxes for which the Indenture Trustee is or may be liable or otherwise arising or payable by the Partnership with respect to all deposited funds or other provision for payment, in each case irrevocably pursuant to the terms of (y) a trust agreement in form and substance satisfactory to the Partnership and the Indenture Trustee, or (z) other arrangements in compliance with Section 7.5(3);

(b)

the Partnership shall have delivered to the Indenture Trustee an opinion of Counsel acceptable to the Indenture Trustee to the effect that the holders of the Specified Series will not be subject to any taxes as a result of the exercise by the Partnership of this defeasance option and that the holders of the Specified Series will be subject to taxes, including those in respect of income (including taxable capital gain) in the same amount, in the same manner and at the same time or times as would have been the case if the Partnership had not exercised its option to defease the Specified Series;

(c)	no Event of Default has occurred and is continuing on the date of the deposit referred to in Section 7.5(1)(a);

(d)

the making of the deposits referred to in Section 7.5(1)(a) does not result in a breach or violation of, or constitute a default under, any material agreement or instrument to which the Partnership is a party or by which the Partnership is bound;

(e)

the Partnership shall have delivered to the Indenture Trustee a Certificate stating that to the best of the belief of the officer signing such Certificate, the deposit referred to in Section 7.5(1)(a) was not made by the Partnership with the intent of (i) preferring the holders of the Specified Series over the other creditors of the Partnership with the intent of defeating, hindering, delaying or defrauding creditors of the Partnership or others or (ii) completing a “transfer at under value” as defined under the Bankruptcy and Insolvency Act (Canada); and

(f)	the Partnership shall have delivered to the Indenture Trustee a Certificate stating that all conditions precedent provided for or relating to the defeasance have been complied with.

(2)

The Partnership will be deemed to have made due provision for the depositing of sufficient funds if it deposited or caused to be deposited Payout Securities with the Indenture Trustee under the terms of an irrevocable trust agreement, solely for the benefit of the holders of a Specified Series stated therein, except for funds deposited in satisfaction of Sections 7.1(1)(a)(ii) and 7.1(1)(a)(iii), which shall be for the benefit of the Indenture Trustee. “Payout Securities” means (i) cash in Canadian dollars or (ii) securities denominated in Canadian dollars constituting direct obligations of Canada or an agency or instrumentality of Canada that are not subject to prepayment, redemption or call at the option of the issuer thereof, or (iii) any combination of the foregoing, in each case which will be sufficient, in the opinion of a firm of independent chartered professional accountants or a major Canadian investment dealer acting reasonably and acceptable to the Indenture Trustee, to provide for payment in full of all principal, Premium (if any), interest and other amounts due or to become due on the Specified Series in accordance with the terms thereof and all other sums payable pursuant to Section 7.5(1)(a).

(3)

If the opinion mentioned in Section 7.5(1)(b) cannot be obtained from Counsel acceptable to the Indenture Trustee, the Partnership shall, at its option and instead of the deposit of Payout Securities under a trust agreement in accordance with Section 7.5(2), deposit the Payout Securities with the Indenture Trustee pursuant to alternate arrangements as proposed by the Partnership, subject to the following terms and conditions:

(a)

such arrangements shall be to the satisfaction of the Indenture Trustee and, in the opinion of Counsel acceptable to the Indenture Trustee, will be upon such terms to preserve and not impair any of the rights and powers of the Indenture Trustee and of the holders of the Specified Series under this Indenture (including the applicable Series Supplement) or the Specified Series as are applicable in the circumstances;

(b)

the Partnership shall have delivered to the Indenture Trustee an opinion of Counsel acceptable to the Indenture Trustee to the effect that the holders of the Specified Series will not be subject to any taxes as a result of the entering into of such alternate arrangements and that the holders of the Specified Series will be subject to taxes, including those in respect of income (including taxable capital gain) in the same amount, in the same manner and at the same time or times as would have been the case if the Partnership had not exercised its option to defease the Specified Series;

(c)	nothing in this paragraph (3) shall prejudice or otherwise detract from the conditions in Section 7.5(1), Sections 7.5(4) or (5), all of which shall remain in full force and effect.

(4)

The Indenture Trustee will hold in trust the Payout Securities deposited with it pursuant to this Section 7.5, and will apply the same in accordance with this Indenture to the payment of principal of, and Premium (if any) and interest on, and other amounts due on the Specified Series.

(5)

If the Indenture Trustee is unable to apply the Payout Securities in accordance with this Section 7.5 by reason of any legal proceeding or any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Partnership’s obligations under this Indenture and the Specified Series will be revived and reinstated as though no Payout Securities had been deposited pursuant to this Section 7.5 until such time as the Indenture Trustee is permitted to apply all the Payout Securities in accordance with this Section 7.5; provided that if the Partnership has made any principal, Premium (if any) or interest payments on Debt Securities because of the reinstatement of its obligations, the Partnership will be subrogated to the rights of the holders of the Specified Series to receive such payment from the Payout Securities held by the Indenture Trustee.

ARTICLE 8

MEETINGS OF DEBTHOLDERS

8.1	Right to Convene Meetings

(1)

At any time and from time to time, the Indenture Trustee on behalf of the Partnership may and, on receipt of a Written Order or a Debtholders’ Request from holders of Debt Securities of any series of Debt Securities, and upon being indemnified and funded for the costs thereof to the reasonable satisfaction of the Indenture Trustee by the Partnership or the Debtholders signing such Debtholders’ Request, will, convene a meeting of the Debtholders of that series. If, in the opinion of Counsel to the Partnership, any business to be transacted at any meeting or any action to be taken or power to be exercised by signed instrument pursuant to this Article 8 does not adversely affect the rights of holders of Debt Securities of one or more particular series, no notice of any such meeting need be given to the holders of the Debt Securities of such series. Without limiting the generality of the foregoing, a proposal to modify or terminate any covenant or agreement which by its terms is effective only so long as the Debt Securities of a particular series are outstanding or an Event of Default relating to one series of Debt Securities will be deemed not to adversely affect the rights of the holders of the Debt Securities of any other series.

(2)

At any time and from time to time, the Indenture Trustee on behalf of the Partnership may and, on receipt of a Written Order or a Debtholders’ Request and upon being indemnified and funded for the costs thereof to the reasonable satisfaction of the Indenture Trustee by the Partnership or the Debtholders signing such Debtholders’ Request, will, convene a meeting of all Debtholders.

(3)

If the Indenture Trustee fails to call a meeting within five Business Days after being duly requested as aforesaid (and indemnified and funded as aforesaid), the Partnership or such Debtholders may themselves convene such meeting and the notice calling such meeting may be signed by such person as those Debtholders designate. Every such meeting will be held in Toronto, Ontario or such other place as the Indenture Trustee may in any case determine or approve.

8.2	Notice

At least 21 days’ notice of any meeting of the holders of Debt Securities of any series or of all series then outstanding, as the case may be, will be given to the holders of Debt Securities in that series or in all series then outstanding, as applicable, and to the Indenture Trustee unless the meeting has been called by it, and to the Partnership unless the meeting has been called by it. Such notice will state the time when and the place where the meeting is to be held and will state briefly the general nature of the business to be transacted thereat, but it will not be necessary for any such notice to set out the terms of any resolution to be proposed at the meeting or any of the provisions of this Article.

8.3	Chair

The Chief Financial Officer, or, in their absence, any Authorized Officer of the Partnership GP, if present, will be the chair of any meeting of Debtholders. Otherwise, an individual, who need not be a Debtholder, nominated in writing by the Indenture Trustee will be chair of the meeting. If no individual is so nominated or if the individual so nominated is unable or unwilling to act or is not present within 15 minutes from the time fixed for the holding of the meeting, the Debtholders present in person or by proxy will choose an individual present at the meeting to be chair.

8.4	Quorum

Subject to this Indenture, at any meeting of the holders of a series of Debt Securities, a quorum will consist of two or more Debtholders present in person or by proxy and representing at least 25%, or, if the meeting is called to pass an Extraordinary Resolution, 50%, of the aggregate principal amount of the Debt Securities then outstanding in that series. At any meeting of the holders of all series of Debt Securities then outstanding, a quorum will consist of two or more Debtholders present in person or by proxy and representing at least 25%, or, if the meeting is called to pass an Extraordinary Resolution, at least 50%, of the aggregate principal amount of all Debt Securities then outstanding. If a quorum of the Debtholders is not present within 30 minutes from the time fixed for holding any such meeting, the meeting, if convened by the Debtholders or pursuant to a Debtholders’ Request, will be dissolved; but in any other case the meeting will be adjourned to be held at a place and upon a date and at a time to be fixed by the Indenture Trustee which will give at least 10 days’ notice of the date, time and location to which such meeting is adjourned and which notice will state that at such adjourned meeting a quorum will consist of the holders of Debt Securities in that series, or in all series then outstanding, as applicable, then and there represented in person or by proxy. For clarity, if a meeting to pass an Extraordinary Resolution is adjourned, at the adjourned meeting a resolution passed by the favourable votes of not less than 66 2/3% or, in the case of Section 8.9(2), not less than 75% of the principal amount of Debt Securities then outstanding represented at the meeting will be an Extraordinary Resolution for the purposes of this Indenture, notwithstanding that the holders of more than 50% of the principal amount of the applicable Debt Securities then outstanding are not present in person or by proxy at such adjourned meeting.

8.5	Power to Adjourn

The chair of any meeting at which a quorum of Debtholders is present may, with the consent of the holders of a majority in principal amount of the Debt Securities represented thereat, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

8.6	Voting

On a show of hands, every Person who is present and entitled to vote, whether as a Debtholder or as proxy, will have one vote. On a poll, each Debtholder present in person or represented by a duly appointed proxy will be entitled to one vote in respect of each $1,000 principal amount of Debt Securities of the relevant series of which it is the holder. A proxy need not be a Debtholder. In the case of joint registered holders of Debt Securities, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others; but in case more than one of them are present in person or by proxy, they shall vote together in respect of the Debt Securities of which they are joint registered holders.

8.7	Show of Hands

Every question submitted to a meeting, except an Extraordinary Resolution, will be decided by a majority of the votes given on a show of hands or, if a poll is requested as provided in this Indenture, by a majority of the votes cast on the poll and will be binding on all holders of Debt Securities in the relevant series, or in all series then outstanding, as applicable. At any meeting of Debtholders where no poll is required or requested, a declaration made by the chair that a resolution has been carried, or carried by any particular majority, or lost, will be conclusive evidence thereof.

8.8	Poll

A poll will be taken on every Extraordinary Resolution or when required by a Debtholder or a proxy representing a Debtholder holding at least 5% of the principal amount of Debt Securities represented at the meeting. If at any meeting a poll is so demanded on the selection of a chair or on a question of adjournment, it will be taken forthwith. If at any meeting a poll is demanded on any other question, or an Extraordinary Resolution is to be voted upon, a poll will be taken in such manner and either at once or after an adjournment as the chair of the meeting directs. The result of a poll will be deemed to be the decision of the meeting at which the poll was demanded and will be binding on all holders of Debt Securities in the relevant series.

8.9	Powers Exercisable by Extraordinary Resolution

(1)

In addition to any powers conferred by any other provisions of this Indenture, holders of any series of Debt Securities by Extraordinary Resolution have the power in respect of that series of Debt Securities to:

(a)

subject to the provisions of this Indenture, approve any change whatsoever in any of the provisions of such Debt Securities or of this Indenture and any modification, abrogation, alteration, compromise or arrangement of the rights of (i) the Debtholders and/or (ii) the Indenture Trustee (provided that, in the case of clause (ii), that any such change, modification, abrogation, alteration, compromise or arrangement of the rights of the Indenture Trustee, shall be subject to the consent of the Indenture Trustee acting reasonably) against the Partnership;

(b)	approve any transaction whereby all or substantially all of the undertaking, property and assets of the Partnership would become the property of another Person;

(c)

direct or authorize the Indenture Trustee (subject to sufficient indemnification, security and funding pursuant to Section 10.1(2) ), to exercise or refrain exercising any power conferred upon it by this Indenture or to take any act, action or proceeding in the exercise of such power or to otherwise direct the manner in which such power may be exercised;

(d)

waive and direct the Indenture Trustee to waive any default or Event of Default under this Indenture and/or cancel any declaration made by the Indenture Trustee pursuant to Section 6.3 either unconditionally or upon any conditions specified in such Extraordinary Resolution;

(e)

restrain any holder of a Debt Security from taking or instituting any suit, action or proceeding for recovery of amounts payable under such Debt Security or under this Indenture or from the execution of any trust or power under this Indenture or for the appointment of a trustee in bankruptcy or the winding-up of the Partnership or for any other remedy under this Indenture and to direct such holder of any such Debt Security to waive any Event of Default on which any suit or proceeding is founded;

(f)

direct any holder of a Debt Security bringing any action, suit or proceeding to stay or discontinue or otherwise deal with the same in the manner directed by such Extraordinary Resolution upon payment (if the taking of such action, suit or proceeding has been permitted by Section 6.6) of the costs, charges and expenses reasonably and properly incurred by such Debtholder in connection therewith;

(g)	assent to any judgment, compromise or arrangement by the Partnership with any creditor or creditors or any class or classes of creditors or with the holders of any securities of the Partnership;

(h)	provided the holders of every series of Debt Securities passes an Extraordinary Resolution to that effect, remove the Indenture Trustee from office and appoint a new Indenture Trustee;

(i)

authorize the distribution in specie of any shares, bonds, debt securities or other securities or obligations and/or cash or other consideration received by the Indenture Trustee on behalf of Debtholders or the use or disposition of the whole or any part of such shares, bonds, debt securities or other securities or obligations and/or cash or other consideration in such manner and for such purpose as may be considered advisable and specified in such Extraordinary Resolution;

(j)

approve the exchange of the Debt Securities for or the conversion thereof, at the option of the Partnership, into partnership interests, bonds, debt securities or other securities or obligations of the Partnership or any entity formed or to be formed; and

(k)	amend, alter or repeal any Extraordinary Resolution previously passed or approved by the Debtholders.

(2)

Notwithstanding Section 8.9(1), a resolution passed by the favourable votes of holders of not less than 75% of the outstanding principal amount of Debt Securities of each series of Debt Securities affected by any Higher Threshold Action will be required to approve such Higher Threshold Action in respect of such series. “Higher Threshold Action” means, in respect of any series of Debt Securities, any of the following actions:

(a)	a change to the Stated Maturity of the principal or Redemption Price of or any Premium or installment of interest on, such Debt Securities;

(b)

a reduction in the principal amount of, Premium (if any) or interest on, such Debt Securities or impair the right to institute suit for enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the applicable redemption date);

(c)	a change to the place or currency of payment of principal or Redemption Price of, or Premium (if any) or interest on, such Debt Securities;

(d)	a reduction to the percentage of holders of such Debt Securities of such series necessary to approve an Extraordinary Resolution;

(e)

a modification of the Guarantee of any Guarantor in any manner adverse to the holders of a series of Debt Securities or release any such Guarantor from its obligations under such Guarantee or this Indenture, except in accordance with the terms of this Indenture;

(f)	a modification to any provision affecting the ranking of a series of Debt Securities or any Guarantee in any manner adverse to the holders of the Debt Securities;

(g)

a modification to any provision affecting the obligations of Partnership to make a Change of Control Offer after the obligation to make such offer has arisen or any waiver of any Event of Default arising from any breach of or default in the performance of any of covenants or conditions described above under “Change of Control Triggering Event”; or

(h)

a modification to any of the provisions relating to the modification or amendment of this Indenture or the particular terms and conditions of the Debt Securities which require the consent of the Debt Securities or relating to the waiver of past Defaults, except to increase the percentage of outstanding Debt Securities the consent of which is required for such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holders of 75% of the outstanding principal amount of the Debt Securities.

8.10	Signed Instruments

Any action which may be taken and any power which may be exercised by the holders of a series of Debt Securities at a meeting held as provided in this Article 8 may also be taken and exercised by the holders of not less than 50% of the aggregate principal amount of the outstanding Debt Securities of such series by a signed instrument, except for (i) matters required to be approved by Extraordinary Resolution, in which case such matter may be approved by an instrument signed by not less than 66 2/3% or (ii) any Higher Threshold Action, in which case such matter may be approved by an instrument signed by not less than 75% of the aggregate principal amount of outstanding Debt Securities of such series, and the expressions “resolution” or “Extraordinary Resolution” when used in this Indenture will include instruments so signed. Notice of any resolution or Extraordinary Resolution passed in accordance with this Section 8.10 by way of a signed instrument will be given by the Indenture Trustee to the Debtholders affected thereby within 30 days of the date on which such written instrument was signed.

8.11	Binding Effect of Resolutions

Every resolution and every Extraordinary Resolution passed in accordance with the provisions of this Article 8 at a meeting of Debtholders will be binding upon all Debtholders to which such resolution relates, whether present at or absent from such meeting, and every instrument signed by Debtholders in accordance with Section 8.10 will be binding upon all the Debtholders to which such instrument relates, whether signatories thereto or not, and each and every Debtholder will be bound to give effect to every such resolution, Extraordinary Resolution and instrument. Notwithstanding anything in this Indenture (but subject to the provisions of any indenture, deed or instrument supplemental or ancillary hereto), any covenant or other provision in this Indenture or in any Supplemental Indenture which is expressed to be or is determined by the Indenture Trustee (relying on the advice of Counsel) to be effective only with respect to Debt Securities of a particular series, may be modified by the required resolution or consent of the holders of the Debt Securities of such series in the same manner as if the Debt Securities of such series were the only Debt Securities outstanding under this Indenture.

8.12	Powers Cumulative

Any one or more powers and/or any combination of powers in this Indenture stated to be exercisable by Debtholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time will not be deemed to exhaust the right of the holders of that series of Debt Securities to exercise the same or any other such power or powers or combination of powers thereafter from time to time. No powers exercisable by Extraordinary Resolution will derogate in any way from the rights of the Partnership pursuant to this Indenture.

8.13	Minutes

Minutes of all resolutions and proceedings at every meeting of holders of a series of Debt Securities will be made and duly entered in books to be provided for that purpose by the Indenture Trustee at the expense of the Partnership, and any such minutes, if signed by the chair of the meeting at which such resolutions were passed or proceedings had, or by the chair of the next succeeding meeting of holders of that series of Debt Securities, will be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes have been made will be deemed to have been duly held and convened, and all resolutions passed or proceedings had thereat, to have been duly passed and had.

8.14	Partnership and Indenture Trustee May Be Represented

The Partnership, the Partnership GP and the Indenture Trustee, by their directors, officers and employees, as applicable, and the legal advisers of the Partnership and the Indenture Trustee may attend any meeting of Debtholders, but will have no vote as such.

8.15	Evidence of Rights of Debtholders

(1)

Any request, direction, notice, consent or other instrument which this Indenture may require or permit to be signed or executed by the Debtholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Debtholders in person or by attorney duly appointed in writing. Proof of the execution of any such request, direction, notice, consent or other instrument or of a writing appointing any such attorney will be sufficient for any purpose of this Indenture if the fact and date of the execution by any Person of such request, direction, notice, consent or other instrument or writing may be proved by the certificate of any notary public, or other officer authorized to take acknowledgements of deeds to be recorded at the place where such certificate is made, that the Person signing such request, direction, notice, consent or other instrument or writing acknowledged to such notary public or other officer the execution thereof, or by an affidavit of a witness of such execution or in any other manner which the Indenture Trustee may consider adequate.

(2)

Notwithstanding Section 8.15(1), the Indenture Trustee may in its discretion require further proof in cases where it considers further proof necessary or desirable or may accept such other proof as it considers proper.

8.16	Regulations

(1)

The Indenture Trustee or the Partnership, with the approval of the Indenture Trustee, may from time to time make reasonable regulations (and reasonable variations thereof) as it thinks fit providing for, without limitation:

(a)

voting by proxy by holders of Registered Debt Securities and the form of the instrument appointing a proxy (which will be in writing) and the manner in which the same may be executed and for the production of the authority of any Person signing on behalf of the giver of such proxy;

(b)

the deposit of instruments appointing proxies at such place or places and in such custody as the Indenture Trustee, the Partnership or the Debtholders convening a particular meeting, as the case may be, may in the notice convening the meeting direct and the time, if any, before the holding of the meeting or any adjournment thereof by which the same will be deposited; and

(c)

the deposit of instruments appointing proxies at some approved place or places other than the place at which a particular meeting is to be held and enabling particulars of instruments appointing proxies to be mailed, electronically mailed or sent by electronic means before the meeting to the Partnership or to the Indenture Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting.

(2)

Any regulations made in accordance with Section 8.16(1) will be binding and effective and the votes given in accordance therewith will be valid and counted. Except as such regulations may provide, the only Persons who will be recognized at any meeting of the holders of Debt Securities entitled to vote or be present at the meeting in respect thereof, will be the holders of Registered Debt Securities of the series in respect of which the meeting was called and persons whom such Debtholders have duly appointed as their proxies.

ARTICLE 9

SUCCESSORS TO THE PARTNERSHIP OR THE PARENT

9.1	Restrictions on the Partnership’s Amalgamation, Merger and Sale of Certain Assets

The Partnership may not consolidate with, amalgamate or merge with or into or sell, assign, transfer or lease all or substantially all of its properties and assets, in one transaction or a series of related transactions (each such transaction or series of transactions, as applicable, a “transaction”) unless:

(1)

the Successor is a corporation, trust, partnership, limited partnership, joint venture or unincorporated organization organized or existing under the laws of either (i) the United States or state or territory thereof, or (ii) Canada or any province or territory thereof;

(2)

the Successor assumes under a Supplemental Indenture with the Indenture Trustee in a form satisfactory to Counsel to the Indenture Trustee, all obligations of the Partnership under the Indenture, any Supplemental Indenture and the Debt Securities;

(3)

such transaction is, to the satisfaction of the Indenture Trustee and in the opinion of Counsel, on such terms to preserve and not to impair any of the rights and powers of the Indenture Trustee and of the Debtholders under the Indenture;

(4)	immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(5)

where this Indenture or any Supplemental Indenture includes a covenant restricting the amount of Indebtedness the Partnership may incur, immediately after giving effect to such transaction, the Successor could incur at least $1.00 of Indebtedness (other than Permitted Indebtedness) under this Indenture;

(6)

each Guarantor (unless such Guarantor is the Person with which the Partnership has entered into a such transaction) will have by amendment to its Guarantee confirmed that its Guarantee will apply to the obligations of the Successor in accordance with the Debt Securities and this Indenture; and

(7)

the Partnership has delivered to the Indenture Trustee a Certificate and an opinion of Counsel each stating that such consolidation, amalgamation, merger, sale, lease or transfer and such Supplemental Indenture comply with this Indenture and that all conditions precedent contained in this Indenture relating to such transaction have been complied with.

9.2	Vesting of Powers in Partnership’s Successor

In the event of any transaction described in and complying the conditions of Section 9.1 have been duly observed and performed in which the Partnership is not the Successor, the Indenture Trustee will execute and deliver a Supplemental Indenture as provided for in Article 13 and then:

(1)

the Successor will succeed to, and be substituted for, and may exercise every legal right and power of the Partnership, under this Indenture, and any act or proceeding by any provision of this Indenture required to be done or performed by any director or officer of the Partnership GP, on behalf of the Partnership, may be done and performed with like force and effect by the like trustees, directors or officers of such Successor; and

(2)

the Partnership will, except in the case of a lease, be released and discharged from all obligations and covenants under this Indenture and the outstanding Debt Securities, and the Indenture Trustee will execute any documents which it may be advised are necessary or advisable for effecting or evidencing such release and discharge.

9.3	Restrictions on the Parent’s Amalgamation, Merger and Sale of Certain Assets

The Parent may not consolidate with, amalgamate or merge with or into or sell, assign, transfer or lease all or substantially all of its properties and assets, in one transaction or a series of related transactions (each such transaction or series of transactions, as applicable, a “transaction”) unless:

(1)

either (i) the Parent shall be the continuing corporation, or (ii) the Successor assumes under a Supplemental Indenture with the Indenture Trustee in form satisfactory to Counsel to the Indenture Trustee, all obligations of the Parent under the Indenture, any Supplemental Indenture and the Debt Securities, including its Guarantee;

(2)	immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

(3)

the Parent has delivered to the Indenture Trustee a Certificate and an opinion of Counsel each stating that such consolidation, amalgamation, merger, sale, lease or transfer and such Supplemental Indenture comply with this Indenture and that all conditions precedent contained in this Indenture relating to such transaction have been complied with.

ARTICLE 10

THE INDENTURE TRUSTEE

10.1	Duties of Indenture Trustee

(1)

In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Indenture Trustee will act honestly and in good faith exercise that degree of care, diligence and skill that a reasonably prudent institutional trustee would exercise in comparable circumstances. The Indenture Trustee will not be liable for any act or default on the part of any agent employed by it or a co-trustee, or for having permitted any agent or co-trustee to receive and retain any money payable to the Indenture Trustee, except as aforesaid. The Indenture Trustee will read, and act upon (as required by this Indenture) all of the Written Orders, Written Directions, Certificates, opinions and other documents delivered to it under or pursuant to this Indenture.

(2)

Subject only to Section 10.1(1), the obligation of the Indenture Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Indenture Trustee or Debtholders under this Indenture will be conditional upon such Debtholders furnishing, when required by notice in writing by the Indenture Trustee, sufficient funds to commence or continue such act, action or proceeding, sufficient security and an indemnity reasonably satisfactory to the Indenture Trustee to protect and hold harmless the Indenture Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions in this Indenture will require the Indenture Trustee to expend, commit or otherwise risk its own funds or incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless the Indenture Trustee has been funded, secured and indemnified in accordance with this Section 10.1(2).

(3)

The Indenture Trustee, prior to commencing or at any time during the continuance of any such act, action or proceeding, may require the Debtholders at whose instance it is acting to deposit with it Debt Securities held by them, for which Debt Securities the Indenture Trustee will issue receipts.

(4)

The Indenture Trustee shall not be bound to give any notice or do or take any act, action, or proceeding by virtue of the powers conferred on it hereby unless and until it shall have been required to do so under the terms hereof; nor shall the Indenture Trustee be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Indenture Trustee and in the absence of any such notice the Indenture Trustee may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, covenants, agreements, or conditions contained herein. Any such notice shall in no way limit any discretion herein given to the Indenture Trustee to determine whether or not the Indenture Trustee shall take action with respect to any such default.

(5)

Every provision of this Indenture that by its terms relieves the Indenture Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of applicable legislation, this Section 10.1 and Section 10.3.

10.2	No Conflict of Interest

The Indenture Trustee represents to the Partnership that at the date of execution and delivery by it of this Trust Indenture there exists no material conflict of interest in the role of the Indenture Trustee as a fiduciary hereunder and its role in any other capacity but if at any time in the future a material conflict of interest exists in the Indenture Trustee’s role as a fiduciary hereunder and its role in any other capacity that is not eliminated within 90 days after the Indenture Trustee becomes aware that such a material conflict of interest exists, the Indenture Trustee will resign from the trusts under this Indenture by giving notice in writing of the nature of the conflict to the Partnership at least 21 days prior to such resignation and will thereupon be discharged from all further duties and liabilities hereunder. Upon such resignation, the Indenture Trustee will be discharged from all further duties and liabilities under this Indenture. If, notwithstanding the foregoing provisions of this Section 10.2, such a material conflict of interest exists, or hereafter arises, the validity and enforceability of this Trust Indenture, and the Debt Securities issued hereunder, will not be affected in any manner whatsoever by reason only that such material conflict of interest exists or arises. The Indenture Trustee will not be required to give any bond or security for the execution of the trusts or otherwise in respect of this Indenture.

10.3	Reliance upon Evidence of Compliance

(1)

In the exercise of its rights, duties and obligations, the Indenture Trustee may, if it is acting in good faith, act and rely as to the truth of the statements and the accuracy of the opinions expressed therein, upon Written Orders, Written Directions, Certificates, Debtholders’ Requests, resolutions, Extraordinary Resolutions, statutory declarations, opinions, reports, certificates (including, but not limited to, advice, opinions or reports provided to the Indenture Trustee pursuant to Section 10.4) or other evidence furnished pursuant to any covenant, condition or other requirement of this Indenture or required by the Indenture Trustee to be furnished to it in the exercise of its rights and duties under this Indenture where such statutory declarations, opinions, reports or certificates comply with the requirements of this Indenture. If there is a conflict between the provisions of this Indenture and the provisions of any law applicable to this Indenture or the Indenture Trustee, the provisions of such law will prevail.

(2)

In addition to the reports, certificates, opinions, statutory declarations and other evidence required by this Indenture, the Partnership will furnish to the Indenture Trustee such additional evidence of compliance with any provisions of this Indenture in such form as the Indenture Trustee may reasonably require by written notice to the Partnership.

(3)

The Indenture Trustee may act and rely and shall be protected in acting and relying upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, letter, or other paper document believed by it to be genuine and to have been signed, sent, or presented by or on behalf of the proper party or parties.

10.4	Employing Agents

The Indenture Trustee may employ or retain and act on the opinion or advice of or information obtained from such Counsel, auditors, accountants, appraisers or other experts or advisers, whose qualifications give authority to any opinion or report made by them, as it may reasonably require for the purpose of determining and discharging its duties under this Indenture and shall not be liable for acting, or refusing to act, in good faith on any such opinion or advice. The Indenture Trustee shall not be responsible for any negligence, misconduct, mistake or error of judgement on the part of any such Counsel, auditors, accountants, appraisers or other experts or advisers who have been selected with due care by the Indenture Trustee. The remuneration, costs and expenses of any such Counsel, auditor, accountant, appraiser, auditor or other expert or advisor will be paid by the Partnership. The Indenture Trustee may act and rely and shall be protected in acting and relying in good faith on the opinion or advice of or information obtained from any Counsel, accountant, appraiser, or other expert or advisor, whether retained or employed by the Debtholders, the Partnership, or by the Indenture Trustee, in relation to any matter arising in the administration of the trusts hereof and shall not be responsible for any misconduct on the part of any of them.

10.5	Indenture Trustee May Deal in Debt Securities

Subject to Sections 10.2 and 10.3, the Indenture Trustee may buy, sell, lend upon and deal in the Debt Securities or other securities of the Partnership, either with the Partnership or otherwise, and generally contract and enter into financial transactions with the Partnership or otherwise, without being liable to account for any profits made thereby.

10.6	Indenture Trustee Not required to Give Security

The Indenture Trustee will not be required to give any bond or security for the execution of the trusts or otherwise in respect of this Indenture.

10.7	Action by Indenture Trustee to Protect Interests

The Indenture Trustee will have power to institute and maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Debtholders.

10.8	Protection of Indenture Trustee

By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

(1)

the Partnership hereby indemnifies and saves harmless the Indenture Trustee and its affiliates, their directors, officers, employees and agents from and against all assessments, claims, demands, losses, actions, causes of action, costs, charges, expenses, damages and liabilities whatsoever brought against the Indenture Trustee which it may suffer or incur as a result of or arising, directly or indirectly, in connection with the performance of its duties and obligations under this Indenture, including any and all legal fees and disbursements of whatever kind or nature except only in the event of gross negligent action or the wilful misconduct or bad faith of the Indenture Trustee or any of its directors, officers or employees. This indemnity will survive the removal or resignation of the Indenture Trustee under this Indenture and the termination of the Indenture. In no event will the Indenture Trustee be liable for special, indirect, consequential, or punitive loss or damages of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the possibility of such damages.

(2)

the Indenture Trustee will not be liable for or by reason of any statements of fact or recital in this Indenture or in the Debt Securities (except the representation contained in Sections 10.2 and 10.13 and in the certificate of the Indenture Trustee on the Debt Securities) or required to verify the same, but all such statements and recitals are and will be deemed to be made by the Partnership;

(3)	the Indenture Trustee will not be bound to give notice to any Person of the execution of this Indenture;

(4)

the Indenture Trustee will not incur any liability or responsibility whatever or in any way be responsible for the consequence of any breach on the part of the Partnership of any of the covenants contained in this Indenture or of any acts of the officers, agents or employees of the Partnership;

(5)

the Indenture Trustee shall not be liable for any error in judgment or for any act done or step taken or omitted by it in good faith or for any mistake, in fact or law, made in good faith by it or for anything which it may do or refrain from doing in good faith in connection herewith, except arising out of its own fraud, wilful misconduct, gross negligence or the failure to comply with its obligations set forth in Section 10.1(1);

(6)

the Indenture Trustee will not be responsible for any error made or act done by it resulting from reliance upon the signature of any Person on behalf of the Partnership or of any Person on whose signature the Indenture Trustee may be called upon or entitled to act or refrain from acting under this Indenture;

(7)	the Indenture Trustee will not be required to disburse monies according to this Indenture except to the extent that monies have been deposited with it;

(8)

neither the Indenture Trustee nor any Affiliates of the Indenture Trustee will be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Partnership; and

(9)

nothing in this Indenture will impose on the Indenture Trustee any obligation to see to, or to require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental to this Indenture.

In the event any question or dispute arises with respect to the Indenture Trustee’s duties hereunder, the Indenture Trustee shall not be required to act or be held liable or responsible for its failure or refusal to act until the question or dispute has been (i) judicially settled (and, if appropriate the Indenture Trustee may file a suit in interpleader or for a declaratory judgement for such purpose) by final judgement by a court of competent jurisdiction that is binding on all parties in the matter and is no longer subject to review or appeal, or (ii) settled by written document in form and substance satisfactory to the Indenture Trustee and executed by the Indenture Trustee. In addition, the Indenture Trustee may require for such purpose, but shall not be obligated to require, the execution of such written settlement by parties that may have an interest in the settlement.

10.9	Force Majeure

Neither party shall be liable to the other, or held in breach of this Agreement, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, epidemics, pandemics, governmental action or judicial order, earthquakes, or any other similar causes which result in, among other things, mechanical, electronic or communication interruptions, disruptions or failures. Performance times under this Agreement shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section.

10.10	Privacy

The Partnership acknowledges that the Indenture Trustee may, in the course of providing services hereunder, collect or receive financial and other information about the Partnership and/or its representatives, as individuals, and use such information for the following purposes: (a) to provide the services required under this Indenture and other services that may be requested from time to time; (b) to help the Indenture Trustee manage its servicing relationships with the Partnership and its representatives; (c) to meet the Indenture Trustee’s legal and regulatory requirements; and (d) if Social Insurance Numbers are collected by the Indenture Trustee, to perform tax reporting and to assist in verification of an individual’s identity for security purposes.

The Partnership acknowledges and agrees that the Indenture Trustee may receive, collect, use and disclose personal information provided to it or acquired by it in the course of this Indenture for the purposes described above and, generally, in the manner and on the terms described in its privacy code, which the Indenture Trustee shall make available on its website or upon request, including revisions thereto. Some of this personal information may be transferred to servicers in or outside of Canada that provide data processing and storage or other support in order to facilitate the services it provides. Further, the Partnership agrees that it shall not provide or cause to be provided to the Indenture Trustee any personal information relating to an individual who is not a party to this Indenture unless that party has assured itself that such individual understands and has consented to the aforementioned uses and disclosures.

10.11	Investment of Trust Money

Unless otherwise provided in this Indenture, until released in accordance with this Indenture, any monies held by the Indenture Trustee shall be kept segregated in the records of the Indenture Trustee and shall be deposited in one or more interest-bearing trust accounts to be maintained by the Indenture Trustee in the name of the Indenture Trustee at one or more banks listed in Schedule A (each an “Approved Bank”). Alternatively, upon receipt of a written direction from the Partnership, the Indenture Trustee shall invest the funds in Authorized Investments in its name in accordance with such direction. Any direction from the Partnership to the Indenture Trustee shall be in writing and shall be provided to the Indenture Trustee no later than 9:00 a.m. (Toronto time) on the day on which the investment is to be made. Any such direction received by the Indenture Trustee after 9:00 a.m. (Toronto time) or received on a non-Business Day, shall be deemed to have been given prior to 9:00 a.m. (Toronto time) on the next Business Day. For the purpose of this Section 10.11, “Business Day” shall not include any day on which banks are not open for business in Toronto, Ontario. For the purpose hereof, “Authorized Investments” means short term interest bearing or discount debt obligations issued or guaranteed by the government of Canada or a Canadian province or a Canadian chartered bank (which may include an Affiliate or related party of the Indenture Trustee) provided that such obligation is rated at least “R1 (middle)” by DBRS or an equivalent rating service.

The amounts held by the Indenture Trustee pursuant to this Indenture or invested are at the sole risk of the Partnership and, without limiting the generality of the foregoing, the Indenture Trustee shall have no responsibility or liability for any diminution of the monies which may result from any deposit made with an Approved Bank or invested pursuant to this Section, including any losses resulting from a default by the Approved Bank or other credit losses (whether or not resulting from such a default) and any credit or other losses on any deposit liquidated or sold prior to maturity. The parties hereto acknowledge and agree that the Indenture Trustee will have acted prudently in depositing the monies at any Approved Bank. The Indenture Trustee and its Affiliates shall not be liable to account for any profit to any parties to this Indenture or to any other person or entity other than at a rate, if any, established from time to time by the Indenture Trustee or one of one of its Affiliates.

10.12	Resignation or Removal of Indenture Trustee

(1)

The Indenture Trustee may resign from the trusts under this Indenture and thereupon be discharged from all further duties and liabilities under this Indenture by giving to the Partnership 60 days’ written notice or such shorter notice as the Partnership may consider sufficient.

(2)

If the Indenture Trustee resigns or is removed or dissolves, becomes bankrupt, goes into liquidation or otherwise becomes incapable of acting under this Indenture, the Partnership will forthwith appoint a new Indenture Trustee unless a new Indenture Trustee has already been appointed by the Debtholders; failing such appointment by the Partnership, the retiring Indenture Trustee at the Partnership’s expense may apply to a Judge of the Ontario Superior Court of Justice, on such notice as such Judge may direct, for the appointment of a new Indenture Trustee. Any new Indenture Trustee so appointed by the Partnership or a court of competent jurisdiction will be subject to removal by all Debtholders by Extraordinary Resolution. Any new Indenture Trustee appointed under any provision of this Section 10.12 will be a corporation authorized to carry on the business of a trust company in each province and territory of Canada. On any new appointment, the new Indenture Trustee will be vested with the same powers, rights, duties and responsibilities as if it had been originally named in this Indenture as Indenture Trustee. The expense of any act, document or other instrument or thing required or permitted under this Section 10.12 will be satisfied from the assets of the Partnership.

(3)

Forthwith upon appointment, any new or successor Indenture Trustee will become vested with all the estates, properties, rights, powers and trusts of its predecessors in the trusts under this Indenture, with like effect as if originally named as Indenture Trustee in this Indenture. Nevertheless, upon the written request of the successor Indenture Trustee or of the Partnership and upon payment of all outstanding fees and expenses properly payable to the Indenture Trustee under this Indenture, the Indenture Trustee ceasing to act will at the expense of the Partnership execute and deliver an instrument assigning and transferring to such successor Indenture Trustee its rights and obligations under this Indenture, and will duly assign, transfer and deliver all property and money held by such Indenture Trustee to the successor Indenture Trustee so appointed in its place. If any deed, conveyance or instrument in writing from the Partnership is required by any new Indenture Trustee for more fully and certainly vesting in and confirming to it such estates, properties, rights, powers and trusts, then any and all such deeds, conveyances and instruments in writing will on the request of the new or successor Indenture Trustee, be made, executed, acknowledged and delivered by the Partnership, as the case maybe.

(4)

Any company into which the Indenture Trustee may be merged or from which it acquired substantially all of the corporate trust book of business or with which it may be consolidated or amalgamated or any company resulting from any merger, consolidation or amalgamation to which the Indenture Trustee will be a party will be a successor Indenture Trustee under this Indenture without the execution of any instrument or any further act; provided that such successor Indenture Trustee will be a corporation qualified to carry on the business of a trust company in each province and territory of Canada and will not have a material conflict of interest in its role as a fiduciary under this Indenture.

(5)

The provisions of Section 10.8 shall, in respect of any liabilities suffered by the Indenture Trustee while acting as Indenture Trustee, survive the resignation or removal of the Indenture Trustee and the termination of this Indenture and any trust created hereby.

10.13	Authority to Carry on Business

The Indenture Trustee represents to the Partnership that at the date of execution and delivery by it of this Indenture it is authorized to carry on the business of a trust company in each province and territory of Canada. If, notwithstanding the provisions of this Section 10.13, the Indenture Trustee ceases to be so authorized to carry on business, the validity and enforceability of this Indenture and the Debt Securities issued under this Indenture or any Supplemental Indenture will not be affected in any manner whatsoever by reason only of such event but, within 90 days after ceasing to be authorized to carry on the business of a trust company in each province and territory of Canada, the Indenture Trustee either will become so authorized or resign in the manner and with the effect specified in Section 10.12.

10.14	General Provisions as to Certificates

(1)

Each Certificate of the Partnership, opinion of Counsel or Written Order made to the Indenture Trustee or any Debtholder pursuant to any provision of this Indenture will specify the Section under which such Certificate, opinion or Written Order is being made and will include, in the case of a Certificate or an opinion:

(a)

a statement that the Person signing such Certificate or opinion has read and is familiar with those provisions of this Indenture relating to the conditions precedent with respect to compliance with which such evidence is being given;

(b)

a statement that, in the belief of the Person giving the evidence, that Person has made such examination or investigation as is necessary to enable him or her to make the statements or give the opinions contained or expressed therein; and

(c)	a statement as to whether, in the opinion or belief of the Person, the conditions referred to in clause (a) have been complied with or satisfied in accordance with the terms of this Indenture.

(2)

Whenever the delivery of a Certificate or opinion is a condition precedent to the taking of any action by the Indenture Trustee under this Indenture, the truth and accuracy of the facts and opinions stated in such Certificate or opinion will in each case be conditions precedent to the right of the Partnership to have such action taken.

(3)

Any certificate of any expert, insofar as it relates to matters outside of such expert’s competence or responsibility, may be based upon a certificate or opinion of or upon representations by Counsel or some other qualified expert, unless the first expert knows that the certificate or opinion or representations with respect to the matters upon which the certificate may be based as aforesaid are erroneous or, in the exercise or reasonable care, should have known that the same were erroneous.

(4)

The Partnership shall provide to the Indenture Trustee an incumbency certificate setting out the names and sample signatures of persons authorized to give instructions to the Indenture Trustee hereunder. The Indenture Trustee shall be entitled to act and rely on such certificate until a revised certificate is provided to it hereunder. The Indenture Trustee shall be entitled to refuse to act upon any instructions given by a party which are signed by any person other than a person described in the incumbency certificate most recently provided to it pursuant to this section.

(5)

The Indenture Trustee shall be entitled to rely, and act upon, on any Certificate, opinion, direction, order, instruction, notice or other communication provided to it hereunder which is sent to it by facsimile or other electronic transmission.

10.15	Conditions Precedent to Indenture Trustee’s Obligation to Act

(1)

The Indenture Trustee will not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it by this Indenture until it has been required so to do under the terms of this Indenture. The Indenture Trustee will not be required to take notice of any Event of Default under this Indenture, other than in payment of any money required by any provision of this Indenture to be paid to it, unless and until notified in writing of such Event of Default which notice will specify the Event of Default desired to be brought to the attention of the Indenture Trustee. In the absence of such notice, the Indenture Trustee may for all purposes of this Indenture assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained in this Indenture. Any such notice will in no way limit any discretion given to the Indenture Trustee in this Indenture to determine whether or not to take action with respect to any Event of Default.

(2)

The obligation of the Indenture Trustee to commence or continue any act, action or proceeding, will be conditional upon receipt of an Extraordinary Resolution specifying the act, action or proceeding which the Indenture Trustee is requested to take, sufficient funds to commence or continue such act, action or proceeding, sufficient security and an indemnity reasonably satisfactory to the Indenture Trustee to protect and hold harmless the Indenture Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

(3)

The Indenture Trustee shall not to be required to act and shall not be held liable for refusing to act unless it receives clear and reasonable documentation which complies with the terms of this Indenture. Such documentation must not require the exercise of any discretion or independent judgment, except as otherwise provided herein.

ARTICLE 11

ACCEPTANCE OF TRUSTS BY INDENTURE TRUSTEE

11.1	Acceptance of Trusts

The Indenture Trustee accepts the trusts declared in this Indenture and agrees to perform the same upon the terms and conditions set forth in this Indenture and in trust for the Debtholders from time to time, subject to the terms and conditions of this Indenture.

ARTICLE 12

CHANGE OF CONTROL

12.1	Change of Control

(1)

If a Change of Control Triggering Event occurs with respect to a series of Debt Securities, unless the Partnership has exercised its optional right to redeem all of the Debt Securities of that series as described under Article 4 or the applicable Supplemental Indenture, the Partnership will be required to make an offer (the “Change of Control Offer”) to repurchase all, or at the option of the holder of the Debt Securities, any part (equal to $1,000 or an integral multiple thereof), of each holder’s Debt Securities of that series, at a price (the “Purchase Price”), payable in cash, equal to (i) 101% of the principal amount of Debt Securities to be repurchased plus (ii) all accrued interest to the date of repurchase.

(2)

The Partnership shall, within 30 days following the date upon which any Change of Control Triggering Event occurred with respect to a series of Debt Securities (or, at the Partnership’s option, prior to any Change of Control (but after the public announcement of the proposed Change of Control)), deliver (or cause to be delivered) a notice (the “Change of Control Notice”) to the Indenture Trustee and each holder of such series of Debt Securities, electronically or by first class mail at the address of such holder appearing in the security register or otherwise in accordance with the procedures of CDS of such series, setting out (i) a description of the transaction or transactions that constitute the Change of Control Triggering Event, (ii) such holders’ rights under this Article 12 as a result of such Change of Control Triggering Event, including the Partnership’s offer to repurchase the Debt Securities of such series on the payment date specified in that notice (the “Change of Control Payment Date”), which date will be no earlier than 30 days and not later than 60 days from the date such notice is delivered unless otherwise required by law, (iii) the Purchase Price, (iv) the time prior to the Change of Control Payment Date by which holders electing to have any Debt Securities purchased pursuant to the Change of Control Offer must surrender, or transfer by book-entry transfer, their Debt Securities to the Partnership, a depositary, if any, appointed in respect of such Change of Control Offer by the Partnership, or a paying agent at the address specified in the notice and (v) if such notice is delivered prior to the date of consummation of the Change of Control Triggering Event, a statement, if applicable, that the Change of Control Offer is conditioned on a Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

(3)

The Partnership will not be required to make a Change of Control Offer upon a Change of Control Triggering Event if a third party makes such an offer substantially in the manner, at the times and in compliance with the requirements for an offer made by the Partnership pursuant to the provisions of this Article 12 (and for at least the same purchase price payable in cash) and such third party purchases all Debt Securities properly tendered and not withdrawn under its offer.

(4)

The Partnership (or, as applicable, the third party making the Change of Control Offer) must comply with the requirements of applicable securities laws and regulations in connection with the repurchase of the Debt Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any such applicable securities laws and regulations conflict with the provisions of this Indenture relating to a Change of Control Triggering Event, the Partnership will be required to comply with such laws and regulations and will not be deemed to have breached its obligations to repurchase the Debt Securities by virtue of such conflict.

12.2	Notice

Debtholders electing to have their Debt Securities repurchased pursuant to a Change of Control Offer will be required to surrender, or transfer by book-entry transfer, their Debt Securities in the manner specified in the Change of Control Notice, not later than 5:00 p.m. (Toronto time) on the second Business Day immediately prior to the Change of Control Payment Date (or such later time and date as the Partnership may determine). Unless all Debt Securities are to be repurchased, every such notice must specify that part of the principal amount of such Debt Securities to be repurchased.

12.3	Payment

The Partnership will deposit, in an account established for such purpose and maintained by and subject to the control of the Indenture Trustee and for the benefit of the Debtholders who desire to have their Debt Securities repurchased, on or before 11:00 a.m. (Toronto time) on the Business Day immediately prior to the Change of Control Payment Date, such sums as may be sufficient to pay the aggregate Purchase Price for such Debt Securities which are to be repurchased pursuant to this Article 12, and will pay to the order of the Indenture Trustee the estimated charges and expenses to be incurred in connection with such repurchase. From the sums so deposited and upon surrender of such Debt Securities to the Indenture Trustee, the Indenture Trustee will pay or cause to be paid to the applicable holders of the Debt Securities the amounts that are owed to such holders pursuant to this Article 12.

12.4	Cancellation of Debt Securities

All Debt Securities repurchased under this Article and delivered to the Indenture Trustee will be cancelled by it and no Debt Securities will be issued in substitution therefor.

ARTICLE 13

SUPPLEMENTAL INDENTURES

13.1	Supplemental Indentures

(1)

Subject to the provisions of this Indenture, from time to time the Indenture Trustee and, when authorized by a resolution of the board of directors of the Partnership GP, on behalf of the Partnership, the Partnership may, and, when expressly required by this Indenture, will, execute, acknowledge and deliver by their proper officers or authorized persons, Supplemental Indentures which will then form part of this Indenture (provided, however, that a Series Supplement will form part of this Indenture only for purposes of the series of Debt Securities to which it applies or as otherwise expressly provided therein) for any one or more of the following purposes:

(a)	establishing the terms of any series of Debt Securities and the forms and denominations in which they may be issued as provided in Article 2;

(b)

adding to the provisions of this Indenture such additional covenants of the Partnership, enforcement provisions and other provisions which, in the opinion of Counsel to the Indenture Trustee (who may also be Counsel to the Partnership), are necessary and advisable for the protection or benefit of the holders of any series of Debt Securities, provided that the same are not in the opinion of the Indenture Trustee relying on the opinion of Counsel, materially prejudicial to the interests of the Debtholders;

(c)	providing for events of default in addition to those specified in this Indenture;

(d)

making such amendments as are (i) required to rectify typographical, clerical or other manifest errors contained in this Indenture (including any Series Supplement) or (ii) not substantially inconsistent with this Indenture (including any applicable Series Supplement) as may be necessary or desirable with respect to matters or questions arising under this Indenture, which, in the opinion of the Indenture Trustee, it may be expedient to make, provided that the Indenture Trustee, relying on an opinion of Counsel, is of the opinion that such provisions and modifications are not materially prejudicial to the interests of the holders of any series of Debt Securities;

(e)

evidencing the succession, or successive successions, of any other Person to the Partnership or the Parent and the covenants of and obligations assumed by any such successor in accordance with the provisions of this Indenture;

(f)	giving effect to any Extraordinary Resolution passed as provided in Article 8;

(g)

modifying, amending or eliminating any of the terms of the Indenture, provided, that no such modification, amendment or elimination will be effective with respect to any Debt Securities which are outstanding at the time of such modification, amendment or elimination if, in the opinion of the Indenture Trustee relying on Counsel, such modification, amendment, or elimination impairs any of the rights of the Debtholders or Indenture Trustee; and

(h)

any other purpose not inconsistent with the terms of this Indenture which, in the opinion of Counsel to the Indenture Trustee (who may also be Counsel to the Partnership), are not materially prejudicial to the interests of holders of any series of Debt Securities, provided that the Indenture Trustee may in its sole discretion decline to enter into any such Supplemental Indenture which in its opinion may not afford adequate protection to the Indenture Trustee when the same shall become operative.

(2)

The Indenture Trustee may also, by supplemental deed or otherwise, concur with the Partnership in making any changes or corrections in this Indenture which, in the opinion of Counsel to the Indenture Trustee, are not substantive or are required for the purpose of curing or correcting any ambiguity or defective or inconsistent provisions or clerical omissions or mistake or error in this Indenture or in any deed or indenture supplemental or ancillary to this Indenture.

ARTICLE 14

GUARANTEES

14.1	Issuance of Guarantees

(1)

Subject to this Article 14, the Parent hereby irrevocably and unconditionally guarantees on a senior unsecured basis, jointly and severally, with each other and with each Other Guarantor of any series of Debt Securities (collectively, the “Guarantors”), to each holder of Debt Securities of such series authenticated and delivered by the Indenture Trustee and to the Indenture Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Debt Securities of such series or the obligations of the Partnership under this Indenture:

(a)

that the principal of, and interest and Premium, if any, on the Debt Securities of such series will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and all other obligations of the Partnership to the holders or the Indenture Trustee under this Indenture, will be promptly paid in full or performed, all in accordance with the terms of this Indenture and the Debt Securities of such series; and

(b)

in case of any extension of time of payment or renewal of any Debt Securities of such series or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether on the stated maturity date, by acceleration, redemption or otherwise.

(2)

Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, each of the Guarantors will be obligated to pay the same immediately. Each of the Guarantors agrees that this is a guarantee of payment and not a guarantee of collection.

(3)

Each of the Guarantors hereby agrees that its obligations under its Guarantee are unconditional, irrespective of the validity, regularity or enforceability of the Debt Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Partnership, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Partnership, any right to require a proceeding first against the Partnership, protest, notice and all demands whatsoever and covenants that its Guarantee will not be discharged except by complete performance of the obligations contained in the Debt Securities and this Indenture.

(4)

If any holder or the Indenture Trustee is required by any court or otherwise to return to the Partnership or the Guarantors, or any custodian, trustee, receiver, receiver-manager, interim receiver, liquidator or other similar official acting in relation to the Guarantors or the Partnership, any amount paid either to the Indenture Trustee or such holder, the Guarantees, to the extent theretofore discharged, will be reinstated in full force and effect.

(5)

Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the holders and the Indenture Trustee, on the other hand, (a) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of this Indenture for the purposes of the Guarantees, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any declaration of acceleration of such obligations as provided in Article 6 of this Indenture, such obligations (whether or not due and payable) will forthwith become due and payable by the Guarantors for the purpose of the Guarantees.

(6)

Each Guarantor, and, by its acceptance of Debt Securities, each Debtholder, hereby confirms that it is the intention of all such parties that the Guarantee of such Guarantor not constitute a fraudulent transfer, conveyance or preference, financial assistance or a transfer at under value, in each case for purposes of any bankruptcy or insolvency law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, provincial, state or foreign law to the extent applicable to the Guarantee of such Guarantor. To effectuate the foregoing intention, the Indenture Trustee, the Debtholders and the Guarantors hereby irrevocably agree that the obligations of each Guarantor shall be limited to an amount not to exceed the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article 14 and any Series Supplement, as applicable, result in the obligations of such Guarantor under its Guarantee not constituting a fraudulent conveyance, fraudulent transfer, preference, financial assistance, transaction at undervalue or abuse of corporate assets under applicable laws, including laws relating to the liability of directors and managers. Each Guarantor that makes a payment under its Guarantee shall be entitled upon payment in full of all guaranteed obligations under this Indenture to a contribution from each other Guarantor in an amount equal to such other Guarantor’s pro rata portion of such payment based on the respective net assets of all the Guarantors at the time of such payment determined in accordance with GAAP.

ARTICLE 15

NOTICES

15.1	Notice to the Partnership

Any notice to the Partnership under the provisions of this Indenture will be valid and effective if delivered personally to, or sent by email (with receipt confirmed), original to follow by mail, to the Partnership at:

SmartStop OP, L.P.

10 Terrace Rd.,

Ladera Ranch, CA 92694

Attention: James R. Barry, Chief Financial Officer

Email: jbarry@SmartStop.com

and will be deemed to have been received on the date of delivery if that day is a Business Day or, if mailed, on the third Business Day following the date of the postmark of such notice, or if sent by e-mail, when transmitted (with receipt confirmed). The Partnership may from time to time notify the Indenture Trustee of a change in address by giving notice as provided in Section 15.3.

15.2	Notice to Debtholders

Unless expressly provided to the contrary in this Indenture, any notice to holders of a series of Debt Securities in bearer form under the provisions of this Indenture will be given by means of publication in one English language daily newspaper of general circulation published in the City of Toronto and in one French language daily newspaper of general circulation in Montreal, and any notice so published will be deemed to have been given on the date when the publication has appeared in each such newspaper.

Any notice to holders of a series of Debt Securities in registered form (including those held with CDS as Global Debt Securities) will be valid and effective if delivered personally or via mail to, or sent by email (with receipt confirmed), to the Debtholder at its address or its e-mail appearing in the Register and will be deemed to have been received on the date of delivery if that day is a Business Day or, if mailed, on the third Business Day following the date of the postmark of such notice, or if sent via email, when sent (with receipt confirmed).

In the event of a postal disruption, notice to holders of Debt Securities shall be given or sent by other appropriate means. Any accidental error, omission or failure in giving or in delivering, mailing or e-mailing any such notice or the non-receipt of any such notice by any Debtholder will not invalidate or otherwise prejudicially effect any action or proceeding founded thereon.

All notices may be given to whichever of the Debtholders (if more than one) is named first in the appropriate Register hereinbefore mentioned, and any notice so given shall be sufficient notice to all Debtholders and any other persons (if any) interested in such Debt Securities.

15.3	Notice to the Indenture Trustee

Any notice to the Indenture Trustee under the provisions of this Indenture will be valid and effective if delivered personally to, or sent by e-mail (with receipt confirmed), original to follow by mail to, the Indenture Trustee at:

Computershare Trust Company of Canada

100 University Avenue

8th Floor

Toronto, Ontario M5J 2Y1

Attention: Manager, Corporate Trust

E-mail:   corporatetrust.toronto@computershare.com

and will be deemed to have been received on the date of delivery if that day is a Business Day or, if mailed, on the third Business Day following the date of the postmark of such notice, or if sent by e-mail, when transmitted (with receipt confirmed). The Indenture Trustee may from time to time notify the Partnership of a change of address by giving notice as provided in Section 15.1.

ARTICLE 16

GENERAL

16.1	Counterparts and Formal Date

This Indenture may be executed in several counterparts, each of which when so executed will be deemed to be an original, and such counterparts together will constitute one and the same instrument. This Indenture may be executed by way of electronic signature (including through an information system such as DocuSign) and any such execution of this Indenture shall be of the same legal effect, validity or enforceability as a manually executed signature.

16.2	Governing Law

This Indenture shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

16.3	Consent to Jurisdiction and Service of Process

Each of the Partnership and each Guarantor not organized in Canada (the “Non-Canadian Parties”) hereby appoints McMillan LLP, with offices on the date hereof located at Suite 181 Bay St. Suite 4400, Toronto, ON M5J 2T3, or any successor, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or with respect to this Indenture (including any Series Supplement), the Debt Securities or the Guarantees or the transactions contemplated hereby or thereby or brought under Canadian securities laws (any such suit, action or proceeding, a “Action”). Each of the Non-Canadian Parties hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and each of the Non-Canadian Parties agrees to take any and all action, including the filing of any and all documents, that may be necessary to continue such respective appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon each of the Non-Canadian Parties.

Any Action may be instituted in the courts of the Province of Ontario (collectively, the “Specified Courts”), and each of the Non-Canadian Parties irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Ontario in any such Action. Service of any process, summons, notice or document by mail (to the extent allowed under any applicable statute or rule of court) to the Authorized Agent’s address set forth in the preceding paragraph or the Partnership’s address set forth in Section 15.1 shall, in each case, be effective service of process upon each of the Non-Canadian Parties for any suit, action or other proceeding brought in any Specified Court. The Non-Canadian Parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim any such suit, action or other proceeding has been brought in an inconvenient forum. Nothing in this Section 16.3 shall affect the right of any of the parties hereto to serve legal process in any other manner permitted by law.

16.4	Language of Indenture

The parties have requested that this document be drafted in the English language. Les parties ont demandé que le présent document soit rédigé en langue anglaise.

16.5	Anti-money Laundering

The Indenture Trustee shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Indenture Trustee, in its sole judgment, acting reasonably, determines that such act might cause it to be in noncompliance with any applicable anti-money laundering or anti-terrorist or economic sanctions legislation, regulation or guideline. Further, should the Indenture Trustee, in its sole judgment, acting reasonably, determine at any time that its acting under this Indenture has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist or economic sanctions legislation, regulation or guideline, then it shall have the right to resign on 10 days’ prior written notice sent to the Partnership provided that (i) the Indenture Trustee’s written notice shall describe the circumstances of such non-compliance; and (ii) if such circumstances are rectified to the Indenture Trustee’s satisfaction within such 10-day period, then such resignation shall not be effective.

16.6	Third Party Interests

Each party to this Indenture (in this paragraph referred to as a “representing party”) hereby represents to the Indenture Trustee that any account to be opened by, or interest to be held by, the Indenture Trustee in connection with this Indenture, for or to the credit of such representing party, either: (i) is not intended to be used by or on behalf of any third party; or (ii) is intended to be used by or on behalf of a third party, in which case such representing party hereby agrees to complete, execute and deliver forthwith to the Indenture Trustee a declaration, in the Indenture Trustee’s prescribed form or in such other form as may be satisfactory to it, as to the particulars of such third party.

16.7	SEC Compliance

The Parent confirms that it has either (i) a class of securities registered pursuant to Section 12 of the Exchange Act; or (ii) a reporting obligation pursuant to Section 15(d) of the Exchange Act, and has provided the Indenture Trustee with a Certificate (in a form provided by the Indenture Trustee) certifying such reporting obligation and other information as requested by the Indenture Trustee. The Parent and the Partnership covenants that in the event that any such registration or reporting obligation shall be terminated by the Parent in accordance with the Exchange Act, the Parent and the Partnership shall promptly notify the Indenture Trustee of such termination and such other information as the Indenture Trustee may require at the time. The Parent and the Partnership acknowledges that the Indenture Trustee is relying upon the foregoing representation and covenants in order to meet certain SEC obligations with respect to those clients who are filing with the SEC.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the parties have executed this Indenture as of the date first written above.

SMARTSTOP OP, L.P., by its general partner, SMARTSTOP SELF STORAGE REIT, INC.

By:	/s/ H. Michael Schwartz
Name:H. Michael Schwartz
Title:Chief Executive Officer

SMARTSTOP SELF STORAGE REIT, INC.

By:	/s/ H. Michael Schwartz
Name:H. Michael Schwartz
Title:Chief Executive Officer

COMPUTERSHARE TRUST COMPANY OF CANADA

By:	/s/ Neil Scott
Name: Neil Scott
Title: Corporate Trust Officer

By:	/s/ Yana Nedyalkova
Name: Yana Nedyalkova
Title: Corporate Trust Officer

[Signature Page to Base Trust Indenture]